               The Fulcrum Fund/SM/ Variable Annuity Prospectus
           A Group Flexible Premium Deferred Combination Fixed and
                           Variable Annuity Contract
                                   issued by
                 First ING Life Insurance Company of New York
                                      and
                   First ING of New York Separate Account A1


This prospectus describes The Fulcrum Fund/SM/ Variable Annuity, a group flexible premium deferred combination fixed and variable annuity contract (the "Contract") offered by First ING Life Insurance Company of New York ("First ING Life," "we," "our" or "us"). The Contract is issued to the Contract Holder, who is the group Contract owner. The group Contract Holder holds legal title to the group Contract and retains possession of the group Contract while it is in force. The Owner ("you" or "your") purchases a Certificate (the "Certificate") under the Contract with an initial Purchase Payment and is permitted to make additional Purchase Payments. The Certificate is designed to aid in long-term financial planning and provides automatic reinvestment and compounding of interest, dividends and capital gains on a tax-deferred basis for retirement or other long-term purposes. Certificates are issued to those persons who apply for coverage under the group Contract through a Certificate application and are accepted by us. In the following, all references to rights and benefits under the Contract apply to each Certificate issued under the Contract.

 The Certificate is funded by First ING of New York Separate Account A1 (the "Variable Account"). Five Divisions of the Variable Account are currently available under the Certificate. The investments available through the Divisions of the Variable Account include mutual fund Portfolios of The Palladian Trust (the "Trust") as indicated below.

  Portfolio                                  Portfolio Managers

  The Value Portfolio                        GAMCO Investors, Inc.
  The Growth Portfolio                       Stonehill Capital Management, Inc.
  The International Growth Portfolio         Bee & Associates Incorporated
  The Global Strategic Income Portfolio      Fischer Francis Trees & Watts, Inc.
  The Global Interactive/Telecomm Portfolio  GAMCO Investors, Inc.

A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Investors may utilize both the Variable Account and the Guaranteed Interest Division simultaneously.

You may allocate your Purchase Payments among the Divisions available under the Certificate in any way you choose, subject to certain restrictions. During the Accumulation Period, you may change the allocation of your Accumulation Value up to 12 times per Certificate Year free of charge.

You may surrender the Certificate for its Cash Surrender Value at any time prior to the Annuity Date. The Cash Surrender Value will vary daily with the investment results of the Divisions of the Variable Account and any interest credited to the Guaranteed Interest Division. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Divisions of the Variable Account. You may withdraw some of your Cash Surrender Value by making partial withdrawals, subject to certain restrictions. Surrenders and withdrawals may be subject to a surrender charge and a 10% tax penalty.

We will pay a Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date.

Prospectus Date:  August 14, 1995

--------------------------------------------------------------------------------

This prospectus describes the Contract, the Certificates issued under it, and your principal rights and limitations and sets forth the information concerning the Variable Account that investors should know before investing. The prospectus for the Trust, which must accompany this prospectus, provides information regarding investment activities and objectives of the Trust and should be read in conjunction with this prospectus. A Statement of Additional Information, dated August 14, 1995, about the Variable Account has been filed with the Securities and Exchange Commission ("SEC") and is available without charge. To obtain a copy of this document, call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on the last page of this prospectus. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PALLADIAN TRUST.

ISSUED BY:                DISTRIBUTED BY:               CUSTOMER SERVICE CENTER:
First ING Life Insurance  ING America Equities, Inc.    P.O. Box 173778
  Company of New York     1290 Broadway, Attn: Variable Denver, CO  80217-3778
P.O. Box 173778           Denver, CO  80203             1-800-249-9099
Denver, CO  80217-3778


Date of Prospectus: August 14, 1995


--------------------------------------------------------------------------------

TABLE OF CONTENTS

GLOSSARY OF TERMS..............................................................5

FEE TABLE......................................................................8

SUMMARY OF THE FULCRUM FUND/SM/ VARIABLE ANNUITY..............................11

General Description...........................................................11
Purchase Payments.............................................................12
The Variable Account..........................................................12
Guaranteed Death Benefit......................................................13
Partial Withdrawals...........................................................13
Surrendering Your Certificate.................................................13
Your Right to Cancel the Certificate..........................................14
Certificate Charges and Fees..................................................14
Performance Information.......................................................15

CONDENSED FINANCIAL INFORMATION...............................................16

FACTS ABOUT FIRST ING LIFE AND THE VARIABLE ACCOUNT...........................16

First ING Life................................................................16
The Administrator.............................................................16
The Variable Account..........................................................16
The Palladian Trust...........................................................17
Changes Within the Variable Account...........................................18
The Guaranteed Interest Division..............................................19

FACTS ABOUT THE CONTRACT AND THE CERTIFICATES.................................20

Purchase Payments.............................................................20
Dollar Cost Averaging Option..................................................21
Automatic Rebalancing.........................................................21
Reports to Owners.............................................................22
Group or Sponsored Arrangements...............................................22
Offering the Certificate......................................................23

VALUES UNDER THE CERTIFICATE..................................................23

Guaranteed Death Benefit......................................................23
Death Benefit Proceeds........................................................23
Your Accumulation Value.......................................................24
Measurement of Investment Experience for the Divisions of the Variable Account24
Accumulation Value of Each Division of the Variable Account...................25
Accumulation Value of the Guaranteed Interest Division........................25
Your Right to Transfer Among Divisions........................................26
Partial Withdrawals...........................................................27
Surrendering to Receive the Cash Surrender Value..............................29
Your Right to Cancel the Certificate..........................................30
When We Make Payouts..........................................................30

--------------------------------------------------------------------------------

OTHER INFORMATION.............................................................31

The Owner.....................................................................31
The Annuitant.................................................................31
The Beneficiary...............................................................31
Change of Owner, Beneficiary or Annuitant.....................................32
Other Certificate Provisions..................................................32
Authority to Change Contract and Certificate Terms............................33

CERTIFICATE CHARGES AND FEES..................................................33

Deduction of Charges..........................................................33
Charges Deducted from the Accumulation Value..................................33
Charges Deducted From the Divisions of the Variable Account...................35
Portfolio Expenses............................................................35

CHOOSING AN ANNUITY OPTION....................................................35

General Provisions............................................................35
Payout Options................................................................36
Payout Period Options.........................................................37

REGULATORY INFORMATION........................................................39

Voting Privileges.............................................................39
State Regulation..............................................................40
Legal Proceedings.............................................................40
Legal Matters.................................................................40
Experts.......................................................................40

FEDERAL TAX CONSIDERATIONS....................................................40

Introduction..................................................................40
First ING Life Tax Status.....................................................41
Taxation of Annuities.........................................................41
Taxation of Individual Retirement Annuities...................................42
Distribution-at-Death Rules...................................................43
Taxation of Death Benefit Proceeds............................................43
Exchange of Annuity Certificates..............................................43
Certificates Owned by Non-Natural Persons.....................................44
Section 1035 Exchanges........................................................44
Assignments...................................................................44
Multiple Certificates Rule....................................................44
Diversification Standards.....................................................44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................45



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

GLOSSARY OF TERMS

Accumulation Experience Factor -- The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the charges assessed against that Division for a Valuation Period during the Accumulation Period.

Accumulation Period -- The period of time from the Certificate Date to the Annuity Date.

Accumulation Unit -- A unit of measurement which we use to calculate the Accumulation Value during the Accumulation Period.

Accumulation Unit Value -- The value of the Accumulation Units of the Divisions of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

Accumulation Value -- The amount that your Certificate provides which is available for investment at any time prior to the Annuity Date. Initially, this amount is equal to the initial Purchase Payment. Thereafter, the Accumulation Value will reflect additional Purchase Payments made, investment experience of the Divisions of the Variable Account you select, interest credited to the Guaranteed Interest Division, charges deducted and partial withdrawals taken.

Age -- The Age on the birthday prior to any date for which Age is to be determined.

Anniversary -- The anniversary of the Certificate Date.

Annuitant -- The person designated by the Owner to receive the Annuity Payouts and on whose life Annuity Payouts are based.

Annuity Date -- The date as of which Annuity Payouts begin.

Annuity Experience Factor -- The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the asset-based charges assessed against that Division for a Valuation Period during the Annuity Period.

Annuity Options -- Options the Owner elects composed of both the Payout Option and the Payout Period Option that determine the Annuity Payout.

Annuity Payout -- The periodic payouts an Annuitant receives. They may be either a fixed or a variable amount or a combination of fixed and variable, based on the Payout Option elected.

Annuity Period -- The period of time from the Annuity Date until the last Annuity Payout is made to the Annuitant.

Annuity Unit -- A unit of measurement which we use to calculate Annuity Payouts during the Annuity Period.

Annuity Unit Value -- The value of the Annuity Units of the Divisions of the Variable Account. The Annuity Unit Value is determined as of each Valuation Date.

Beneficiary (or Beneficiaries) -- The person (or persons) designated to receive the Death Benefit in the case of the death of the Owner during the Accumulation Period.

Benchmark Total Return -- The interest rate assumed for the purposes of calculating the payout amount upon annuitization.

Business Day -- Any day which is a Valuation Date.

Cash Surrender Value -- The amount the Owner receives upon surrendering the Certificate.

--------------------------------------------------------------------------------

Certificate -- The part of the entire Contract which provides the provisions of the Contract that apply to you.

Certificate Date -- The date as of which we have received and accepted the initial Purchase Payment for the Certificate and as of which we begin determining the Certificate values. The Certificate Date is used to determine Certificate Processing Dates, Certificate Years and Anniversaries.

Certificate Processing Date -- The day when we deduct the annual administration charge from the Accumulation Value. Current practice is that the Certificate Processing Date will be as of each Anniversary. Any Certificate Processing Date that is not a Valuation Date will be deemed to occur as of the next succeeding Valuation Date.

Certificate Year -- A period of 12 months commencing with the Certificate Date or any Anniversary.

Code -- Internal Revenue Code of 1986, as amended.

Contingent Annuitant -- The person designated by the Owner who becomes the Annuitant upon the Annuitant's death.

Contingent Beneficiary -- The person designated by the Owner who, upon the Beneficiary's death, becomes the Beneficiary.

Contract -- The entire Contract consisting of the basic Contract, the Certificate, any applications, the Certificate application, and any Riders or Endorsements.

Contract Date -- The date as of which the Contract was issued to the Contract Holder.

Contract Holder -- The person or trust who is the group Contract owner and who holds legal title to the group Contract and retains possession of the group Contract while it is in force.

Customer Service Center -- Where service is provided to Owners. The mailing address and telephone number of the Customer Service Center are shown on page 1.

Death Benefit -- The amount actually payable due to the death of the Owner during the Accumulation Period.

Division -- A division of the Variable Account or the Guaranteed Interest Division.

Earnings -- For purposes of calculating surrender charges, an amount equal to the Accumulation Value less Purchase Payments not previously withdrawn.

Endorsements -- An Endorsement changes or adds provisions to the Certificate.

Free Look Period -- The period of time within which an Owner may examine the Certificate and return it for a refund.

General Account -- The account which contains all of our assets other than those held in our separate accounts.

Gross Partial Withdrawal -- A partial withdrawal plus any applicable surrender charges.

Guaranteed Interest Division -- Part of our General Account to which a portion of your Accumulation Value may be allocated and which provides guarantees of principal and interest.

IRA Certificate -- An Individual Retirement Annuity, an IRA Rollover or an IRA Transfer offered to an individual for use in connection with Sections 408(a) and
(b) of the Code.

Net Purchase Payments -- Purchase Payments made less Gross Partial Withdrawals taken.

--------------------------------------------------------------------------------

Owner -- The person or persons who own the Certificate and who are entitled to exercise all rights under the Certificate. This person's death during the Accumulation Period usually initiates payout of the Death Benefit.

Payout Option -- Specifies the type of annuity to be paid and may be either fixed, variable or a combination of fixed and variable.

Payout Period Option -- Determines how long the annuity will be paid and the amount of the first payout.

Portfolios -- The investment options available to the Divisions of the Variable Account. Each Portfolio has a defined investment objective.

Proceeds -- The amount to be paid as of the Annuity Date to provide Annuity Payouts, upon surrender of the Certificate prior to the Annuity Date, or as a Death Benefit prior to the Annuity Date.

Purchase Payments -- The initial Purchase Payment and any future payments made with respect to your Certificate.

Rider -- A Rider adds benefits to the Certificate.

Supplementary Contract -- The Election and Supplementary Agreement for a Settlement Option amends the entire Certificate when an Annuity Option becomes effective. The Supplementary Contract describes the manner of settlement and the rights of the Annuitant.

Supplementary Contract Effective Date -- The Annuity Date or the date of other settlement, whenever the Annuity Option becomes effective.

Valuation Date -- Each date as of which the Variable Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which First ING Life's Customer Service Center is open. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. First ING Life's Customer Service Center is normally not open on the following days: the Monday before New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Tuesday; the Monday after New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Sunday; the Friday after New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Thursday; the Friday before New Year's Day, July Fourth, or Christmas Day if any of these holidays falls on a Saturday; and the Friday after Thanksgiving.

Valuation Period -- The period that starts at 4 pm Eastern Time on a Valuation Date and ends at 4 pm Eastern Time on the next succeeding Valuation Date.

Variable Account --First ING of New York Separate Account A1 established by First ING Life to segregate the assets funding the variable benefits provided by the Contract from the assets in our General Account.

________________________________________________________________________________

FEE TABLE

Transaction Expenses /1/
   Sales Load Imposed on Purchase Payments.............................      0%

   Surrender Charge/2/

             Anniversaries Since             Surrender Charge as a Percentage of
          Purchase Payment Was Made              Purchase Payment Withdrawn

                    0..........................................7%
                    1..........................................6%
                    2..........................................5%
                    3..........................................4%
                    4..........................................3%
                    5..........................................2%
                    6+.........................................0%


  Excess Transfer Charge (does not apply to the first 12 transfers in a
   Certificate Year)/3/................................................    $25

Annual Certificate Fees
  Administrative Charge (does not apply after the Annuity Date)/4/
     If Net Purchase Payments made are less than $100,000...............   $30
     If Net Purchase Payments made are $100,000 or more.................   $ 0


Variable Account Annual Expenses (as a percentage of assets in each
Division of the Variable Account)
  Mortality and Expense Risk Charge.....................................  1.25%
  Asset-based Administrative Charge.....................................  0.15%
                                                                          -----
  Total Variable Account Annual Expenses/5/.............................  1.40%


/1/ We also deduct from the Proceeds taxes incurred but not paid to cover the state or local tax charge on Purchase Payments, which currently ranges from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). See Taxes on Purchase Payments, page 34.

/2/ Up to certain limits, partial withdrawals may be taken without incurring a surrender charge. See Charges Deducted from the Accumulation Value, page 33.

/3/ Any allocation under the Dollar Cost Averaging Option is not considered a transfer for this purpose. See Dollar Cost Averaging Option, page 21. After the Annuity Date, transfers are limited to four each Certificate Year, and no transfer charge applies. See Excess Transfer Charge, page 34.

/4/ The administrative charge is deducted as of each Anniversary or upon surrender. See Administrative Charge, page 34.

/5/ We may reduce certain charges under certain group or sponsored arrangements.
    See Group or Sponsored Arrangements, page 22.

--------------------------------------------------------------------------------

Portfolio Annual Expenses (as a percentage of Portfolio average net assets) and Total Expenses

                                Administration,                                      Total Variable
                                Management and       Other         Total Annual         Account
                                Advisory Fees/6/   Expenses/7/      Expenses/7/       Expenses/5/      Grand Total
                                ---------------    -----------      ----------        ----------       -----------

The Value Portfolio                    0.80%              0.85%          1.65%             1.40%           3.05%
The Growth Portfolio                   0.80%              1.10%          1.90%             1.40%           3.30%
The International Growth Portfolio     0.80%              1.23%          2.03%             1.40%           3.43%
The Global Strategic
 Income Portfolio                      0.80%              1.23%          2.03%             1.40%           3.43%
The Global Interactive/Telecomm
 Portfolio                             0.80%              0.96%          1.76%             1.40%           3.16%

----------------------------------------

/6/ The total advisory fee for PAI, the Portfolio Adviser and the Portfolio
    Managers for the first 12 months of operations is, for each Portfolio, 0.80% of average daily net assets. After that time, the Management and Advisory fee schedule provides for an incentive performance fee in excess of the listed fee for superior performance; it also provides for a lower fee for sub-par performance. The base fee will be 2.00%, but it may vary from 0.00% to 4.00% depending on the Portfolio's performance. See the prospectus of the Trust for more details.

/7/ Other Expenses and, therefore, Total Annual Expenses, have been estimated and are annualized. See the prospectus for the Trust for complete details.

Fee Examples


If you surrender your Certificate at the end of the applicable time period, you would pay the following expenses on a $1,000 initial Purchase Payment assuming a 5% annual rate of return on assets:

                                    One Year  Three Years  Five Years  Ten Years

The Value Division                   $100.72      $143.86     $189.31    $333.70
The Growth Division                   103.13       150.97      200.97     355.90
The International Growth Division     104.38       154.65      206.98     367.24
The Global Strategic Income
 Division                             104.38       154.65      206.98     367.24
The Global Interactive/Telecomm
 Division                             101.78       146.99      194.46     343.53


If you do not surrender your Certificate or if you annuitize, you would pay the following expenses on a $1,000 initial Purchase Payment assuming a 5% annual rate of return on assets:

                                    One Year  Three Years  Five Years  Ten Years

The Value Division                    $30.72      $ 93.86     $159.31    $333.70
The Growth Division                    33.13       100.97      170.97     355.90
The International Growth Division      34.38       104.65      176.98     367.24
The Global Strategic Income
 Division                              34.38       104.65      176.98     367.24
The Global Interactive/Telecomm
 Division                              31.78        96.99      164.46     343.53

The dollar amounts shown in the examples each are based on an initial Purchase Payment of $50,000 allocated to that Division. Other expenses of the Portfolios are estimated since the Portfolios have recently commenced operations. Actual Portfolio expenses may be greater or less than those on which these examples were based. Taxes on Purchase Payments may also be applicable. See Taxes on Purchase Payments, page 34. The annual administrative charge does not apply during the Annuity Period.

The purpose of the fee table is to assist you in understanding the various costs and expenses that you may bear directly or indirectly. The examples in the fee table reflect expenses of the Variable Account as well as the Portfolios. For a complete description of Certificate costs and expenses, see CERTIFICATE CHARGES AND FEES, page 33. For a more complete description of the Portfolios' costs and expenses, see the prospectus for the Trust.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

--------------------------------------------------------------------------------

SUMMARY OF THE FULCRUM FUND/SM/ VARIABLE ANNUITY

General Description

This prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Fulcrum Fund/SM/ Variable Annuity offered by First ING Life and funded by the Variable Account as well as by our General Account.

This summary is intended to provide a brief overview of the more significant aspects of the Contract and the Certificates issued under it. Further detail is provided in this prospectus, the related Statement of Additional Information, the Certificate, and the prospectus for the Trust. The Contract and the Certificate, together with any applications, the Certificate application and any Riders or Endorsements, constitutes the entire agreement between you and us and should be retained. For further information about your Certificate, contact the First ING Life Customer Service Center.

An investment in the Certificate gives you a choice of investments. The Portfolios of the Trust are managed by unaffiliated professional money managers. Each money manager is paid on an incentive fee basis, which could result in either higher than average advisory fees or, possibly, no advisory fee at all, depending on how well each money manager performs for you. Each money manager has also agreed to invest $1 million in the Portfolio it manages, so it is managing a portion of its money along with your money. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of First ING Life as well as other life insurance companies and to certain qualified pension and retirement plans. They are not available to individual investors.

The Certificate also offers a Guaranteed Interest Division where you may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value. The Guaranteed Interest Division is a part of our General Account and guarantees principal and a minimum interest rate of 3%. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for any amounts allocated to the Guaranteed Interest Division.

We do not promise that your Accumulation Value will increase. Depending on the Certificate's investment experience for funds invested in the Divisions of the Variable Account and interest credited to the Guaranteed Interest Division, the Accumulation Value, Cash Surrender Value and Death Benefit may increase or decrease on any day. You bear the investment risk for funds invested in the Divisions of the Variable Account but also enjoy the potential rewards.

You have the opportunity to benefit from growth of the Accumulation Value based on investment results of the Divisions of the Variable Account and interest credited to the Guaranteed Interest Division. Furthermore, all dividends, interest and capital gains accumulate free from annual taxation under current tax law until distributed. The Certificate also offers a choice of Annuity Options to which you may apply the Accumulation Value less taxes incurred but not deducted as of the Annuity Date. These Annuity Options are also available to the Beneficiary to apply the Death Benefit as of the Supplementary Contract Effective Date. You have the option to change the Annuity Date within certain limits.

The Certificate may be used as an Individual Retirement Annuity, an IRA Rollover, or an IRA Transfer ("IRA Certificates"). IRA Certificates are offered to individuals for use in connection with Sections 408(a) and (b) of the Code. See your tax adviser concerning these matters.

We can issue a Certificate if the Owner and Annuitant are not older than Age 80, and we can accept additional Purchase Payments prior to the Annuity Date. For an IRA Certificate, you may not make Purchase Payments after March 31 of the year following the year in which you reach Age 70 1/2.

--------------------------------------------------------------------------------

The ultimate effect of federal income taxes on the amounts held under a Certificate, on Annuity Payouts and on the economic benefits to the Owner, Annuitant or Beneficiary depends on First ING Life's tax status and upon the tax status of the parties concerned. In general, an Owner is not taxed on increases in value under an annuity Certificate until some form of distribution is made under it. There may be tax penalties if you make a partial withdrawal or surrender the Certificate before reaching Age 59 1/2. See FEDERAL TAX CONSIDERATIONS, page 40.

Purchase Payments

The minimum initial Purchase Payment is $25,000 ($1,000 for an IRA Certificate). The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA Certificate or $90 if you have set up your IRA on a monthly program of Purchase Payments). We will take under consideration and may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments under the Certificate to exceed $1,500,000.

The initial Purchase Payment is allocated to each Division according to your most recent written instructions. All percentage allocations must be in whole numbers. We allocate any additional Purchase Payments among the Divisions in the same proportion that the amount of Accumulation Value in each Division bears to the total Accumulation Value as of the date we receive that additional Purchase Payment at our Customer Service Center or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment. See
Crediting and Allocation of Purchase Payments, page 20.

You may choose to have a specified dollar amount transferred from the Global Strategic Income Division to the other Divisions of the Variable Account on a monthly basis during the Accumulation Period with the objective of shielding your investment from short-term price fluctuations. See Dollar Cost Averaging Option, page 21.

You may transfer or reallocate your Accumulation Value among the Divisions of the Variable Account any time after the end of the Free Look period. There is no charge for the first 12 transfers per Certificate Year during the Accumulation Period. A $25 charge will be assessed for each transfer in excess of 12 during a Certificate Year. If you elect a Variable Annuity Payout Option, you may make up to four transfers per Certificate Year during the Annuity Period, and no transfer charge will be assessed.

The Variable Account

The Variable Account is a separate account of First ING Life. Each of the Divisions of the Variable Account offered under this prospectus has its own distinct investment objectives. Each Division invests in The Palladian Trust, managed by Palladian Advisors, Inc. ("PAI"). The Trust and PAI have retained several Portfolio Managers to manage the assets of each Portfolio as indicated below. PAI has also retained Tremont Advisors, Inc., as Portfolio Advisor to research, evaluate, recommend and monitor the Portfolio Managers.

  Portfolio                                  Portfolio Managers
  ---------                                  ------------------

  The Value Portfolio                        GAMCO Investors, Inc.
  The Growth Portfolio                       Stonehill Capital Management, Inc.
  The International Growth Portfolio         Bee & Associates Incorporated
  The Global Strategic Income Portfolio      Fischer Francis Trees & Watts, Inc.
  The Global Interactive/Telecomm Portfolio  GAMCO Investors, Inc.


For more information regarding the Variable Account and its Divisions, see The Palladian Trust, page 17.

--------------------------------------------------------------------------------

The Accumulation Value varies each day based on the investment experience of the Divisions of the Variable Account you select. It also reflects Purchase Payments, any interest credited to the Guaranteed Interest Division, charges deducted and partial withdrawals. For amounts allocated to the Divisions of the Variable Account, you receive the benefits from favorable investment experience, and you bear the risk of poor investment experience. See Measurement of Investment Experience for the Divisions of the Variable Account, page 24.

Guaranteed Death Benefit

The Certificate provides a Guaranteed Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date. The Guaranteed Death Benefit is the greater of the following amounts as of the Valuation Date we receive due proof of death and all information necessary to process the claim:

     1. The Accumulation Value; or

     2. The Step-Up Benefit plus Net Purchase Payments since the last step-up anniversary.

        The Step-Up Benefit at issue is the initial Purchase Payment. As of each step-up anniversary, the current Accumulation Value is compared to the prior determination of the Step-Up Benefit increased by Net Purchase Payments made since the last step-up anniversary. The greater of these becomes the new Step-Up Benefit.

        The step-up anniversaries are every 6th Anniversary for the duration of the Certificate (i.e., the 6th, 12th, 18th, etc.).

The Death Benefit payable to the Beneficiary is the Guaranteed Death Benefit as calculated above minus taxes incurred but not deducted. For more details, see Guaranteed Death Benefit, page 23, and Death Benefit Proceeds, page 23.

Partial Withdrawals

After the Free Look period, prior to the Annuity Date and while the Certificate is in effect, you may take partial withdrawals each year under any of three options: the Demand Withdrawal Option, the Systematic Income Program or the IRA Income Program.

The Certificate provides an enhanced Demand Withdrawal Option which allows you in each Certificate Year to withdraw, without a surrender charge, 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) or the Earnings, if greater, as well as Purchase Payments held for at least five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. Additional amounts withdrawn in a Certificate Year, including any remaining withdrawals under the Systematic Income Program, will be subject to a surrender charge. See Surrender Charge, page 33, and Systematic Income Program, page 27.


A penalty tax may be assessed upon partial withdrawals. See Taxation of Annuities, page 41.

Surrendering Your Certificate

You may surrender the Certificate at any time prior to the Annuity Date and receive its Cash Surrender Value. No Annuity Options are available upon surrender. No surrender may be made on or after the Annuity Date or with respect to any amounts applied under an Annuity Option. The Cash Surrender Value equals the Accumulation Value less any surrender charge for Purchase Payments held less than five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, less

--------------------------------------------------------------------------------
taxes incurred but not deducted, and less the administrative charge, if any, due at the end of the Certificate Year. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years.

The Cash Surrender Value, as is true with all mutual fund type investments, varies daily depending on investment experience, Purchase Payments, interest credited to the Guaranteed Interest Division, charges deducted and partial withdrawals. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Divisions of the Variable Account. The principal and a minimum interest rate are guaranteed for amounts allocated to the Guaranteed Interest Division. Surrenders may be subject to a surrender charge. See Surrender Charge, page 33. A penalty tax may be assessed upon surrender. See Taxation of Annuities, page 41.

Your Right to Cancel the Certificate

At any time during the Free Look Period, you may cancel your Certificate and receive a refund equal to your Accumulation Value plus charges deducted. The Free Look period is a ten day period of time beginning when the Certificate is delivered to you. We deem this period as ending 15 days after the Certificate is mailed from our Customer Service Center.

Certificate Charges and Fees

We deduct charges for certain transactions and make deductions from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Accumulation Value of each Division bears to the total Accumulation Value. We may reduce certain charges for certain group or sponsored arrangements. See Group or Sponsored Arrangements, page 22. A description of the charges we deduct follows.

If a Purchase Payment is withdrawn or surrendered within five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, a surrender charge is assessed. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. For purposes of determining the amount of Purchase Payments withdrawn and the surrender charge, withdrawals will be allocated first to the Earnings, then to Purchase Payments held for at least five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, then to the amount by which 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Certificate, if any, and finally to Purchase Payments to which the lowest surrender charge applies. The surrender charge is 7% of the Purchase Payment if withdrawn in the Certificate Year during which the Purchase Payment was made, reduced by 1% each year for the next five Certificate Years and is 0% in the sixth Certificate Year following the Certificate Year in which the Purchase Payment was made. See Surrender Charge, page 33.

We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 1.25% for mortality and expense risks. See Mortality and Expense Risk Charge, page 35.

We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 0.15% to cover a portion of Certificate administration costs. See Asset-based Administrative Charge, page 35.

During the Accumulation Period, we deduct an Administrative charge of $30 per Certificate Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. See Administrative Charge, page 34.

--------------------------------------------------------------------------------

A $25 charge will be assessed for each transfer in excess of 12 during a Certificate Year during the Accumulation Period. See Excess Transfer Charge, page 34.

Generally, taxes on Purchase Payments are incurred as of the Annuity Date, and a charge for taxes on Purchase Payments is deducted from the Accumulation Value as of that date. Some jurisdictions impose a tax on Purchase Payments at the time a Purchase Payment is paid. In these jurisdictions, our current practice is to pay the tax on Purchase Payments for you and then deduct the charge for these taxes from the payout of Proceeds. See Taxes on Purchase Payments, page 34.


There are fees and expenses deducted from the Portfolios. The investment experience of the Portfolios and deductions for fees and expenses from the Portfolios underlying the Divisions of the Variable Account in which you are invested will affect your Accumulation Value. Please read the prospectus for the Trust for details.

Performance Information

PERFORMANCE DATA FOR DIVISIONS OF THE VARIABLE ACCOUNT

The Variable Account may advertise certain performance-related information for the Divisions of the Variable Account, including yields and average annual total return.

Performance information for a Division of the Variable Account may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), or other indices measuring performance of a pertinent group of securities so that investors may compare that Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;
(ii) other variable-annuity separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar, Inc. -- two widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets -- or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (as a measure for inflation) to assess the real rate of return from an investment in the Certificate. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Division of the Variable Account will reflect only the performance of a hypothetical Certificate under which the Accumulation Value is allocated to that Division during the particular time period on which the calculations are based. The performance information will be based on historical results and is not intended to indicate past or future performance under an actual Certificate.

Quotations of the average annual total returns will be based on the average percentage change in value of a hypothetical investment in the specific Division over a given period of time. They will reflect the deduction of the surrender charge that would apply if an Owner terminated the Certificate at the end of the period indicated, the administrative charge, the mortality and expense risk charge and the asset-based administrative charge as well as fees and charges of the respective Portfolio. Average annual total return will be calculated as shown in the Statement of Additional Information.

Performance information should be considered in light of the investment objectives, characteristics and quality of the Portfolios in which that Division invests and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions of the Variable Account, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including the ranking of any Division derived from rankings of variable-annuity separate accounts or other investment products tracked by Lipper

--------------------------------------------------------------------------------

Analytical Services; Morningstar, Inc.; or by ratings services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.






--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

The audited financial statements of First ING Life at December 31, 1994 and 1993, and for each of the two years in the period ended December 31, 1994, (as well as the auditors' reports thereon) are in the Statement of Additional Information. These financial statements have been prepared according to generally accepted accounting principles. The Statement of Additional Information also includes audited financial statements at December 31, 1993 and 1992, and for each of the two years in the period ended December 31, 1993, (as well as the auditors' reports thereon) in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. The unaudited financial statements at March 31, 1995 and 1994, and for the periods then ended are also included in the Statement of Additional Information. There are no financial statements included for the Variable Account because, as of December 31, 1994, the Divisions of the Variable Account offered by this prospectus had not yet commenced operations.

FACTS ABOUT FIRST ING LIFE AND THE VARIABLE ACCOUNT

First ING Life

First ING Life is a stock life insurance company originally organized under the laws of the State of New York in 1973 as The Urbaine Life Reinsurance Company. Our headquarters are located at 225 Broadway, Suite 1901, New York, NY 10007. Until 1994, the company's only business was life reinsurance. In 1993, the Company was purchased and became a wholly owned indirect subsidiary of ING Group (Insurance) ("ING"), and in 1994 the name of the Company was changed to First ING Life Insurance Company of New York. Since its purchase, the Company has ceased the active marketing of life reinsurance. The Company's primary current focus is the marketing of direct life insurance and annuity business. Our total assets exceeded $23.0 million, and our shareholder's equity exceeded $10.9 million, on a generally accepted accounting priniciples basis as of December 31, 1994.

ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and has consolidated assets exceeding $206.7 billion.

The principal underwriter and distributor of the contracts is ING America Equities, Inc., an affiliate of First ING Life. ING America Equities, Inc., is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Administrator

Financial Administrative Services Corporation provides administrative services for First ING Life at our Customer Service Center at P.O. Box 173778, Denver, CO 80217-3778. The administrative services include processing Purchase Payments, Annuity Payouts, Death Benefits, surrenders, partial withdrawals and transfers; preparing confirmation notices and periodic reports; calculating mortality and expense risk charges; calculating Accumulation and Annuity Unit Values; and distributing voting materials and tax reports.

The Variable Account

All obligations under the Contract and the Certificates issued under it are general obligations of First ING Life. The Variable Account is a separate investment account used to support our variable annuity contracts and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property but are kept separate from our General Account and our other variable accounts. We may offer other variable annuity contracts investing in the Variable Account which are not discussed in this


--------------------------------------------------------------------------------
prospectus. The Variable Account may also invest in other portfolios which are not available to the Certificate described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. That portion of the assets of the Variable Account which is equal to the reserves and other contract liabilities with respect to the Variable Account is not subject to creditor claims against us. It may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable annuity contracts offered by the Variable Account. If the assets exceed the required reserves and other contract liabilities, we may transfer the excess to our General Account. Before making any such transfer, First ING Life will
                  ----------------------------------------------------
consider any possible adverse effect the transfer might have on the Variable
----------------------------------------------------------------------------
Account.  The assets in the Variable Account will at all times equal or exceed
-------
the sum of the accumulation values of all contracts funded by this Variable Account.

The Variable Account was established on March 15, 1994, and it may invest in mutual funds or other investment portfolios which we determine to be suitable for the contracts' purposes. The Variable Account is treated as a unit investment trust under federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company. Such registration does not involve any supervision by the SEC of the management of the Variable Account or First ING Life. It is governed by the laws of New York, our state of domicile, and may also be governed by laws of other states in which we do business.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of the Palladian Trust. Therefore, the investment experience of your Certificate depends on the experience of the Divisions you select. For example, the Value Division invests solely in shares of the Palladian Trust Value Portfolio. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of First ING Life as well as other life insurance companies. They are not available directly to individual investors.

 The Palladian Trust

Currently, each Division of the Variable Account offered pursuant to this prospectus invests in a Portfolio of The Palladian Trust. PAI serves as the manager to each Portfolio of the Trust. See the Trust prospectus for details. The Trust and PAI have retained several Portfolio Managers to manage the assets of the Portfolios as indicated below. PAI has also retained Tremont Advisors, Inc., as Portfolio Advisor to research, evaluate, recommend and monitor the Portfolio Managers for each Portfolio.

The Trust pays PAI and the Portfolio Managers a monthly fee (the "advisory fee") based on the average daily net assets of each Portfolio. There are two components to the advisory fee: the basic fee and the incentive fee. The advisory fee is structured to vary based upon the Portfolio's performance (after expenses) compared to that of an appropriate market benchmark selected for that Portfolio. The total advisory fee for PAI, the Portfolio Adviser and the
            -------------------------------------------------------------
Portfolio Managers for the first 12 months of operations is, for each Portfolio,
--------------------------------------------------------------------------------
0.80% of average daily net assets.  After that time, the Management and Advisory
--------------------------------------------------------------------------------
fee schedule provides for an incentive performance fee in excess of the listed
------------------------------------------------------------------------------
fee for superior performance; it also provides for a lower fee for sub-par
--------------------------------------------------------------------------
performance.  The base fee will be 2.00%, but it may vary from 0.00% to 4.00%
-----------------------------------------------------------------------------
depending on the Portfolio's performance.  See the prospectus of the Trust for
------------------------------------------------------------------------------
more details.  PAI is responsible for paying the fee of the Portfolio Advisor,
-------------
which is structured to vary based on how well the Portfolio Managers perform.


The Trust is an open-end management investment company, more commonly called a mutual fund. The Trust's shares may also be sold to separate accounts of insurance companies, which may or may not be affiliated with First ING Life or each other, a practice known as "shared funding". These shares may also be sold to separate accounts funding both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding". As a result, there is a possibility that a material conflict may arise between the interests of Owners of Certificates in which Accumulation Values are allocated to the Variable Account and of owners of contracts in which accumulation values are allocated to one or more other separate

--------------------------------------------------------------------------------
accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners and such retirement plans or participants in such retirement plans. In the event of a material conflict, First ING Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in the Trust prospectus.

The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the Portfolio Manager anticipates changing economic and market conditions.

Please refer to the Trust's prospectus for more information.

  Value Division -- seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

  Growth Division -- seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

  International Growth Division -- seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

  Global Strategic Income Division -- seeks to make money for investors by investing for high current income and capital appreciation in a variety of domestic and foreign fixed-income securities.

  Global Interactive/Telecomm Division -- seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

Changes Within the Variable Account

We may from time to time make the following changes to the Variable Account:

  1. Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Contract.

  2. Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Contract. This may also happen due to a change in laws or regulations or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

  3. Transfer assets of the Variable Account, which we determine to be associated with the class of contracts to which the Contract belongs, to another variable account.

  4.  Withdraw the Variable Account from registration under the 1940 Act.

  5. Operate the Variable Account as a management investment company under the 1940 Act.

  6. Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios of the Palladian Trust.

--------------------------------------------------------------------------------

   7.   Discontinue the sale of Contracts and Certificates.

   8. Terminate any employer or plan trustee agreement with us pursuant to its terms.

   9.   Restrict or eliminate any voting rights as to the Variable Account.

   10. Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. Owners will be notified of any changes.

The Guaranteed Interest Division

You may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value to or from the Guaranteed Interest Division, subject to certain restrictions. The Guaranteed Interest Division is part of our General Account and pays interest at a declared rate. See Your Right to Transfer Among Divisions, page 26. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Certificate.

Accumulation Value of the Guaranteed Interest Division

You may accumulate amounts in the Guaranteed Interest Division by (i) allocating Purchase Payments, (ii) transferring amounts from the Divisions of the Variable Account, and (iii) earning interest on amounts you already have in the Guaranteed Interest Division.

The amount you have in the Guaranteed Interest Division at any time is the sum of all Purchase Payments allocated to this Division, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions allocated to the Guaranteed Interest Division.

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 3%. We may declare rates higher than the guaranteed minimum that will apply to amounts in the Guaranteed Interest Division. Any higher rate is guaranteed to be in effect for at least 12 months. Interest is compounded daily at an effective annual rate that equals this declared rate.
The interest is credited as of each Valuation Date to the amount you have in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.

--------------------------------------------------------------------------------

FACTS ABOUT THE CONTRACT AND THE CERTIFICATES

Purchase Payments

Initial Purchase Payment

You purchase the Certificate with an initial Purchase Payment. The minimum initial Purchase Payment is $25,000 ($1,000 for an IRA). We may reduce the minimum initial Purchase Payment requirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements, page 22. We may not accept an initial Purchase Payment in excess of $1,500,000.

Additional Purchase Payments

We can accept additional Purchase Payments until the Annuity Date. The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA or $90 if you have set up your IRA on a monthly program of Purchase Payments). We may reduce the minimum additional Purchase Payment requirements for certain group or sponsored arrangements. We may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments to exceed $1,500,000.

We will accept rollover contributions to IRA rollover Certificates. The IRA maximums for annual contributions to an IRA do not apply to any Purchase Payment which is the result of a rollover or transfer from another qualified plan. For individual IRA Certificates, the Purchase Payment in any year on behalf of an individual Certificate may not exceed $2,000. A working spouse may contribute to a separate individual IRA in the same manner. If your spouse is not working or if your spouse is working but does not contribute to an IRA, you may contribute up to an amount equal to the lesser of $2,250 or 100% of your compensation. This amount may be contributed in any combination to your own IRA and a spousal IRA, provided that the contribution to either IRA does not exceed $2,000 for the year and the total contribution to both your IRA and the spousal IRA does not exceed $2,250. For example, $1,750 may go to your IRA and $500 to your spouse's IRA.

Where to Make Payments

Send Purchase Payments to our Customer Service Center at the address shown on page 1. We will send you a confirmation notice upon receipt. Make checks payable to The Fulcrum Fund/SM/ Annuity/First ING Life.

Crediting and Allocation of Purchase Payments

We will credit the initial Purchase Payment within two business days of receipt of a completed Certificate application at our Customer Service Center. We may retain the initial Purchase Payment for up to five business days while attempting to complete an incomplete Certificate application. If the Certificate application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to our retaining the initial Purchase Payment until the Certificate application is made complete. The initial Purchase Payment will then be credited within two business days of the proper completion of the Certificate application.

We will credit additional Purchase Payments that are accepted by us as of the Valuation Date of receipt at our Customer Service Center.

The initial Purchase Payment is allocated among any or all the available Divisions according to your most recent written instructions. All percentage allocations must be in whole numbers.

We allocate any additional Purchase Payments among the Divisions in the same proportion that the amount of Accumulation Value in each Division bears to the total Accumulation Value as of the date we receive that additional Purchase Payment at our Customer Service Center, or as otherwise instructed by you. You may

--------------------------------------------------------------------------------
designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment.

Dollar Cost Averaging Option

The main objective of Dollar Cost Averaging is to protect your investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division each month, more units are purchased in a Division if the value per unit that month is low, and fewer units are purchased if the value per unit that month is high. While it may not achieve its intended results, this plan of investing attempts to keeps you from investing too much when the price of shares is high and too little when the price of shares is low.

During the Accumulation Period only, if you have at least $10,000 of Accumulation Value in the Global Strategic Income Division, you may choose to transfer a specified dollar amount each month from this Division to other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to the Guaranteed Interest Division. The minimum amount that you may elect to transfer each month under this option is $100. The maximum amount that you may transfer under this option is equal to the Accumulation Value of the Global Strategic Income Division when the election is made divided by 12. Percentage allocations of the transfer amount must be designated as whole number percentages; no specific dollar designation may be made to the Divisions of the Variable Account. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Accumulation Value of the Global Strategic Income Division reaches this dollar amount, Dollar Cost Averaging will terminate.

The transfer date will be the same calendar day each month as the Certificate Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. If on any transfer date the Accumulation Value in the Global Strategic Income Division is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and this option will end.

You may change the transfer amount or the Divisions to which transfers are to be made once each Certificate Year, subject to the above limitations. You may cancel this election by sending us written notice to our Customer Service Center at least seven days before the next transfer date. Any transfer under this option will not be included for the purposes of the excess transfer charge.

Dollar Cost Averaging will end as of the Valuation Date immediately preceding the Annuity Date.

If you elect both Dollar Cost Averaging and Automatic Rebalancing, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. Dollar Cost Averaging is available without charge.

Automatic Rebalancing

Automatic Rebalancing provides a method for maintaining a balanced approach to investing your Accumulation Values and simplifying the process of asset allocation over time. However, it may not achieve its intended results. There is no charge for this feature, and any transfers as a result of the operation of this feature are not counted toward the limit of 12 transfers per Certificate Year without an additional transfer charge. If you wish to transfer among the Divisions during the operation of Automatic Rebalancing, you must change your allocations to achieve the transfer.

When you apply for the Certificate, or at any subsequent time, you may elect Automatic Rebalancing by electing this feature on the Certificate application or completing the client service application. Automatic Rebalancing allows you to match your Accumulation Value allocations over time with the allocation percentages you have selected. As of the first Valuation Date of each calendar quarter, we will automatically rebalance the amounts in each of the Divisions into which you allocate Purchase Payments to match your allocation percentages. This will rebalance your Accumulation Values that may be out of line with the allocation percentages you initially indicated, which may result, for example, from Divisions which underperform the other Divisions in certain months.

--------------------------------------------------------------------------------

If you elect this feature, as of the first Valuation Date of the next calendar quarter we will transfer amounts among the Divisions so that the ratio of your Accumulation Value in each Division to your total Accumulation Value matches your selected allocation percentage for that Division.

If you elect Automatic Rebalancing with your Certificate application, the first transfer will occur as of the first Valuation Date of the next calendar quarter following the end of the Free Look Period. If you elect this feature after the Certificate Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive written notification at our Customer Service Center and the Free Look Period has ended.

You may change the allocation percentages for Automatic Rebalancing. We will adjust your Automatic Rebalancing percentages accordingly, and your Accumulation Value will be reallocated as of the Valuation Date that we receive your written allocation instructions at our Customer Service Center.

Automatic Rebalancing may be terminated at any time, so long as we receive notice of the termination at least seven days prior to the first Valuation Date of the next calendar quarter. Unless you specify otherwise, the percentage allocations will match your initial Purchase Payment allocations. If Automatic Rebalancing is active on your Certificate and you request an allocation which does not meet the requirements, we will notify you that your allocation must be changed. We will not process such a request unless you also request that Automatic Rebalancing be discontinued.

If you elect both Dollar Cost Averaging and Automatic Rebalancing, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

Reports to Owners

During the Accumulation Period, we will send you a report within 31 days after the end of each calendar quarter. This report will show the current Accumulation Value in each Division, the total Accumulation Value, the Cash Surrender Value and the Death Benefit as of the end of the calendar quarter as well as activity under the Certificate since the last report. During the Annuity Period, we will send you a report within 31 days after the end of each calendar year showing any information required by law. The reports will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Certificate is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Divisions of the Variable Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

Group or Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce or eliminate the surrender charge, the length of time a surrender charge applies, the administrative charge, the minimum initial Purchase Payment and the minimum additional Purchase Payment requirements, as well as other fees or charges. See CERTIFICATE CHARGES AND FEES, Page 33. We may also increase the amount of partial withdrawals which may be withdrawn without surrender charge. Group arrangements include those in which a trustee, an employer or an association, for example, purchases Certificates covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer or association allows us to offer Certificates to its employees or members on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Contract is approved, and any such reductions will apply uniformly to all Certificates issued under that Contract. We may change these rules from time to


--------------------------------------------------------------------------------
time. Any variation in the surrender charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

Offering the Certificate

ING America Equities, Inc., is the principal underwriter and distributor of the Certificate as well as of other contracts and certificates issued through the
Variable Account and other variable accounts of First ING Life.   ING America
Equities, Inc., is an affiliate of First ING Life. It is registered with the SEC as a broker-dealer and is a member of the NASD. We pay ING America Equities, Inc., for acting as principal underwriter under a distribution agreement. The offering of the Certificate will be continuous.

ING America Equities, Inc., will enter into sales agreements with broker-dealers to solicit for the sale of the Certificate through registered representatives who are licensed to sell securities and variable insurance products, including variable annuities. The broker-dealer involved will generally receive commissions based on a percent of Purchase Payments made (up to a maximum of 6.0%). The writing agent will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. These commissions will be paid to the broker-dealer by ING America Equities, Inc., and will not be charged to the Owner.

VALUES UNDER THE CERTIFICATE

Guaranteed Death Benefit

The Death Benefit payable under the Certificate provides for a Guaranteed Death Benefit amount which is greater than the traditional basic death benefit payable under annuity contracts. The Guaranteed Death Benefit is the greater of the following amounts as of the Valuation Date Death Benefit Proceeds are determined:

     1. The Accumulation Value; or
     2. The Step-Up Benefit plus Net Purchase Payments since the last step-up anniversary.

        The Step-Up Benefit at issue is the initial Purchase Payment. As of each step-up anniversary, the current Accumulation Value is compared to the prior determination of the Step-Up Benefit increased by Net Purchase Payments made since the last step-up anniversary. The greater of these becomes the new Step-Up Benefit.

        The step-up anniversaries are every 6th Anniversary for the duration of the Certificate (i.e., the 6th, 12th, 18th, etc.).

The Death Benefit payable to the Beneficiary is the Guaranteed Death Benefit as calculated above minus taxes incurred but not deducted.

Death Benefit Proceeds

Proceeds payable to the Beneficiary upon the death of the Owner before the Annuity Date will be the Death Benefit and will be paid according to the provisions in Distribution-at-Death Rules, page 43. If the Owner is not an individual, Proceeds are payable upon the death of the Annuitant.

The Death Benefit will be determined as of the Valuation Date we receive both due proof of death and all information needed to process the claim, including designation of a Beneficiary and the election of a one-sum payout or election under an Annuity Option.

We will pay the Proceeds in one lump sum unless the Beneficiary elects an Annuity Option within 60 days of our receipt of due proof of death but prior to the date on which we pay the Proceeds. See CHOOSING AN ANNUITY OPTION, page
35.  If a one-sum payout is elected, the

--------------------------------------------------------------------------------

Proceeds will usually be paid within 7 days of determination of the amount of the Death Benefit described above. Interest will be paid on the Proceeds from the date of determination of the Death Benefit to the date of payout. Interest is at the rate we declare, or any higher rate required by law, but not less than 3% per year. If the Proceeds are paid under an Annuity Option, the Beneficiary becomes the Annuitant, and the Contingent Beneficiary becomes the Contingent Annuitant. Contact our Customer Service Center or your agent for more information.

How to Claim Payouts to Beneficiary

Before we will make any payouts to the Beneficiary, we must receive due proof of the death of the Owner in the form of a certified death certificate and all information needed to process the claim, including designation of a Beneficiary and the election of a one-sum payout or election under an Annuity Option. The Beneficiary should contact our Customer Service Center for instructions. For information on tax matters relating to death benefit proceeds, see FEDERAL TAX CONSIDERATIONS, page 40.

Your Accumulation Value

The Accumulation Value of your Certificate is the sum of the Accumulation Values of all the Divisions of the Variable Account in which your Certificate is invested, plus any Accumulation Value of the Guaranteed Interest Division. Your Accumulation Value of a Division of the Variable Account as of any day is determined by multiplying the number of your Accumulation Units in that Division by the Accumulation Unit Value as of that day for that Division. We adjust your Accumulation Value as of each Valuation Date to reflect Purchase Payments and transfers made, partial withdrawals taken, deduction of certain charges, earned interest of the Guaranteed Interest Division, and the investment experience of the Divisions of the Variable Account. The Accumulation Value, less applicable taxes, is applied under the elected Annuity Option as of the Annuity Date. See CHOOSING AN ANNUITY OPTION, page 35.

You may allocate your Accumulation Value among all the Divisions available, subject to the restrictions on the percentages and amounts allocated from a Purchase Payment or a transfer to or from any Division.

Measurement of Investment Experience for the Divisions of the Variable Account

Accumulation Unit Value

The investment experience of a Division of the Variable Account is determined as of each Valuation Date. We use an Accumulation Unit Value to measure the experience of each of the Divisions of the Variable Account during a Valuation Period. The Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor for the Valuation Period.

We determine the number of Accumulation Units related to a given transaction in a Division of the Variable Account as of a Valuation Date by dividing the dollar value of that transaction in that Division by that Division's Accumulation Unit Value for that date.

How We Determine the Accumulation Experience Factor

For each Division of the Variable Account, the Accumulation Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Accumulation Experience Factor is calculated as follows:

   a) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus
--------------------------------------------------------------------------------

   b) The amount of any dividend or capital-gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

   c)  A charge for taxes, if any;

   d) The result of (a), (b), and (c) divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

   e) The daily mortality and expense risk charge for that Division for each day in the Valuation Period; minus

   f) The daily asset-based administrative charge for that Division for each day in the Valuation Period.

Net Rate of Return for a Division of the Variable Account

The Net Rate of Return for a Division of the Variable Account during a Valuation Period is the Accumulation Experience Factor for that Valuation Period minus one.

Accumulation Value of Each Division of the Variable Account

The Accumulation Value of each Division of the Variable Account as of the Certificate Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the amount of Accumulation Value of each Division of the Variable Account is calculated as follows:

   1) The number of Accumulation Units in that Division of the Variable Account as of the end of the preceding Valuation Period multiplied by that Division's Accumulation Unit Value for the current Valuation Period; plus

   2) Any additional Purchase Payments allocated to that Division during the current Valuation Period; plus

   3) Any Accumulation Value transferred to such Division during the current Valuation Period; minus

   4) Any Accumulation Value transferred from such Division during the current Valuation Period; minus

   5) Any excess transfer charge allocated to such Division during the current Valuation Period; minus

   6) Any Gross Partial Withdrawals allocated to that Division during the current Valuation Period; minus

   7) The portion of the administrative charge applicable to that Division if an Anniversary occurs during the Valuation Period.

Accumulation Value of the Guaranteed Interest Division

The Accumulation Value of the Guaranteed Interest Division as of the Certificate Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the Accumulation Value of the Guaranteed Interest Division is calculated as follows:

   1) The Accumulation Value of the Guaranteed Interest Division as of the end of the preceding Valuation Period plus earned interest during the Valuation Period; plus

   2) Any additional Purchase Payments allocated to the Guaranteed Interest Division during the current Valuation Period; plus

   3) Any Accumulation Value transferred to the Guaranteed Interest Division during the current Valuation Period; minus

   4) Any Accumulation Value transferred from the Guaranteed Interest Division during the current Valuation Period; minus

--------------------------------------------------------------------------------

   5) Any excess transfer charge allocated to the Guaranteed Interest Division during the current Valuation Period; minus

   6) Any Gross Partial Withdrawals allocated to the Guaranteed Interest Division during the current Valuation Period; minus

   7) The portion of the administrative charge applicable to the Guaranteed Interest Division if an Anniversary occurs during the current Valuation Period.

Your Right to Transfer Among Divisions

Prior to the Annuity Date, while the Certificate is in effect and after the Free Look period, you may transfer your Accumulation Value among the Divisions of the Variable Account and the Guaranteed Interest Division. The minimum amount that may be transferred from each Division is the lesser of $100 or the balance of a Division. Percentages must be in whole numbers. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on transfers without a charge. Each request to transfer for your Certificate is considered one transfer regardless of how many Divisions are affected by the transfer. The table below summarizes the number of transfers available and any associated charges during any Certificate Year:

                                     Accumulation Period          Annuity Period

  Free Transfers                              12                         4

  Total Number of Transfers Permitted      Unlimited                     4

  Excess Transfer Charge        $25 for each transfer in excess   Not Applicable
                                 of 12 during any Certificate
                                             Year


We reserve the right to limit the number of transfers per Certificate Year to 12 and to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses.

Once during the first 30 days of each Certificate Year, you may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Anniversary will be deemed to occur as of the Anniversary. Transfer requests received on the Anniversary or within the following 30 days will be processed; transfer requests received at any other time will not be processed. Transfers of your Accumulation Value to the Guaranteed Interest Division are not limited to this 30-day period.

The maximum transfer amount from the Guaranteed Interest Division to the Divisions of the Variable Account in any Certificate Year is the greatest of:

(a) 25% of the balance in the Guaranteed Interest Division immediately prior to the transfer;

(b)  $100; or

(c) the total of all transfers and partial withdrawals (including Systematic Income Program partial withdrawals) from the Guaranteed Interest Division in the prior Certificate Year.

When a transfer is made involving the Divisions of the Variable Account, we redeem Accumulation Units in the Divisions you are transferring from, and purchase Accumulation Units in the Divisions you are transferring to, at their values next computed after receipt of your request at our Customer Service Center.

If you have elected telephone privileges by sending written notice to our Customer Service Center requesting this privilege, you may make transfers by telephoning our Customer Service Center. See Telephone Privileges, page 32.


--------------------------------------------------------------------------------

Partial Withdrawals

Prior to the Annuity Date, while the Certificate is in effect and after the Free Look period, you may withdraw in cash all or a part of the Cash Surrender Value of your Certificate. Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 29.

Partial withdrawals from the Divisions of the Variable Account will be made by redeeming Accumulation Units in the affected Divisions at their values next computed after we receive your written request at our Customer Service Center.
A partial withdrawal will result in a decrease in the Accumulation Value of your Certificate. The decrease is equal to the amount of the Gross Partial Withdrawal. A surrender charge could be incurred for withdrawals in excess of certain amounts. See Surrender Charge, page 33, and The Amount You May
Withdraw Without a Surrender Charge, page 28.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 22.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify First ING Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require First ING Life to disregard your election if you fail to supply First ING Life with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies First ING Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

There are three options available for selecting partial withdrawals: the Demand Withdrawal Option, the Systematic Income Program, and the IRA Income Program. All three options are described below.

Demand Withdrawal Option

Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 29.

The minimum amount you may withdraw under this option is $100, and the maximum demand withdrawal amount is the Cash Surrender Value minus $500. If the amount of the demand withdrawal you specify exceeds the maximum level, the amount of the demand withdrawal will automatically be adjusted to leave $500 remaining as Cash Surrender Value. See Surrendering to Receive the Cash Surrender Value, page 29.

Unless you specify otherwise, the amount of the partial withdrawal will be taken from each Division in the same proportion that the amount of Accumulation Value in that Division bears to the Accumulation Value in all of the Divisions immediately before the withdrawal.

You may not withdraw from the Guaranteed Interest Division an amount that is greater than the total demand withdrawal multiplied by the ratio of the Accumulation Value in the Guaranteed Interest Division to the total Accumulation Value immediately before the withdrawal.

If you have elected telephone privileges by sending written notice to our Customer Service Center requesting this privilege, you may make demand withdrawals by telephoning our Customer Service Center. Any telephone request for a demand withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 32.

--------------------------------------------------------------------------------

Systematic Income Program

Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 29.

You may choose to receive Systematic Income Program partial withdrawals on a monthly or quarterly basis from the Accumulation Value. Withdrawals will be taken from each Division of the Variable Account and the Guaranteed Interest Division in the same proportion that the Accumulation Value of that Division bears to the total Accumulation Value. The payouts under this option may not start sooner than one month after the Certificate Date.

You may select the day of the month when the withdrawals will be made. If no day is selected, the withdrawals will be made on the same calendar day of the month as the Certificate Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. You may select a dollar amount or a percentage amount for your withdrawal subject to the following maximums:

     Frequency                  Maximum Income Payment Percentage
     ----------                 ---------------------------------
     Monthly.......................1.25% of Accumulation Value
     Quarterly.....................3.75% of Accumulation Value

Except as described in the following sections, in no event will a payout be less than $100.

If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage as of the withdrawal date, the amount withdrawn will be reduced to equal such percentage. If the amount to be withdrawn is then less than $100, the withdrawal will be made, the Systematic Income Program will be canceled, and any remaining Cash Surrender Value will be paid to you. This will result in the termination of the Certificate.

If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than $100, the amount withdrawn will be increased to the lesser of $100 or the maximum percentage. If this amount to be withdrawn is then less than $100, the withdrawal will be made, the Systematic Income Program will be canceled, and any remaining Cash Surrender Value will be paid to you. This will result in the termination of the Certificate.

Systematic Income Program partial withdrawals may be subject to a surrender charge if a demand withdrawal is taken in the same Certificate Year. See The Amount You May Withdraw Without a Surrender Charge, page 28.

You may change the amount or percentage of your Systematic Income Program partial withdrawal once each Certificate Year. You may cancel your election at any time by sending written notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

IRA Income Program -- IRA Certificates Only

If you have an IRA Certificate, we will provide payout of amounts required to be distributed by the Internal Revenue Service. See Taxation of Individual Retirement Annuities, page 42.

We will determine the amount that is required to be distributed from your Certificate each year based on the information you give us and various choices you make. For information regarding the calculation and choices you must make, see the Statement of Additional Information. The minimum dollar amount of each distribution is $100. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Certificate and send you the amount of your Cash Surrender Value.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

--------------------------------------------------------------------------------

The Amount You May Withdraw Without a Surrender Charge

You may withdraw each Certificate Year without a surrender charge the greater of Earnings (as of the date of the written request) or 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) as well as Purchase Payments held beyond the surrender charge period.

Demand withdrawals and any Systematic Income Program partial withdrawals which occur in the same Certificate Year as a demand withdrawal are deemed to withdraw first the Earnings in the Certificate, followed by Purchase Payments held for at least five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made. Then the amount by which 15% of the Accumulation Value as of the last Anniversary (less any Gross Partial Withdrawals already made during the Certificate Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Certificate, if any, is withdrawn. Finally, any Purchase Payments remaining, on a first-in, first-out basis are withdrawn.

During any Certificate Year, if a demand withdrawal is made while the Systematic Income Program is in effect, the remaining payouts to be made under the Systematic Income Program for that Certificate Year will be considered demand withdrawals for purposes of calculating any applicable surrender charges. If a demand withdrawal is not made in the same Certificate Year, Systematic Income Program partial withdrawals will not be assessed a surrender charge. IRA Income Program partial withdrawals will not be assessed a surrender charge. However, the amount available for Systematic Income Program partial withdrawals and IRA Income Program partial withdrawals is never greater than the Cash Surrender Value.

A surrender charge applies only to the withdrawal of Purchase Payments held less than five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. See Surrender Charge, page 33.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 22.

Tax Consequences of Partial Withdrawals

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches Age 59 1/2 may result in an imposition of a tax penalty of 10% of the taxable portion withdrawn. Please refer to FEDERAL TAX CONSIDERATIONS, page 40, for more details.

Surrendering to Receive the Cash Surrender Value

You may surrender the Certificate for its Cash Surrender Value at any time prior to the Annuity Date.

Your Certificate's Cash Surrender Value fluctuates daily with the investment experience of the Divisions of the Variable Account in which you are invested and any interest credited to amounts you have invested in the Guaranteed Interest Division. We do not guarantee any minimum Cash Surrender Value for amounts invested in the Divisions of the Variable Account. The amount allocated to the Guaranteed Interest Division and a minimum interest rate are guaranteed for amounts allocated to the Guaranteed Interest Division. As of any Valuation Date while the Certificate is in effect, the Cash Surrender Value is calculated as follows:

   1) We take the Certificate's Accumulation Value as of that date less any taxes incurred but not deducted (see Taxes on Purchase Payments, page 34);

   2)  We deduct any surrender charge (see Surrender Charge, page 33);

   3) We deduct the $30 administrative charge, if any, due at the end of the Certificate Year (see Administrative Charge, page 34).
--------------------------------------------------------------------------------

When a Certificate is surrendered, we redeem Accumulation Units in the Divisions of the Variable Account at their value next computed after we receive at our Customer Service Center your written request along with the Certificate. All benefits under the Certificate are then terminated. We will normally pay the Cash Surrender Value within seven days, but we may delay payout as described in When We Make Payouts, page 30.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify First ING Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require First ING Life to disregard your election if you fail to supply First ING Life with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies First ING Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

If you do not wish to receive your Cash Surrender Value in a single-sum payout and you are also the Annuitant, you may avoid a surrender charge by applying the Accumulation Value, less any taxes incurred but not deducted, to Payout Period Options II or III by accelerating the Annuity Date under the Certificate. See CHOOSING AN ANNUITY OPTION, page 35.

Your Right to Cancel the Certificate

Canceling Your Certificate

You may cancel the Certificate within your Free Look period, which is ten days after you receive your Certificate. We deem this period to expire 15 days after the Certificate is mailed from our Customer Service Center. If you decide to cancel, you may mail or deliver the Certificate to us at our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted.
See CERTIFICATE CHARGES AND FEES, page 33.

When We Make Payouts

Partial withdrawals or payout of Proceeds from the Divisions of the Variable Account will usually be processed within seven days of receipt of the request at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

   a)  When the New York Stock Exchange ("NYSE") is closed for trading;

   b)  When trading on the NYSE is restricted by the SEC;

   c) When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

   d) When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC are applicable and will govern as to whether conditions described in (b), (c), or (d) exist.

We may defer up to six months the payout of any partial withdrawal or Proceeds other than death benefits from the Guaranteed Interest Division.

--------------------------------------------------------------------------------

OTHER INFORMATION

The Owner

You are the Owner. You are also the Annuitant unless another Annuitant is named in the Certificate application. You have the rights and options described in the Certificate. You and your spouse may be joint Owners; no other joint ownership is allowed. You (and your spouse, in the case of joint ownership) must be younger than Age 81 as of the Certificate Date.

Subject to the applicable provisions of Distribution-at-Death Rules, page 43, if the Owner (or a Deemed Owner as defined in Distribution-at-Death Rules) dies prior to the Annuity Date, and:

   1. If the Owner's spouse is the Joint Owner, then the spouse becomes the new Owner and no Death Benefit is payable; or

   2. If the Owner's spouse is the Beneficiary, then the spouse may elect to become the Owner (in which case there is no Death Benefit payable) by so electing within 60 days of our receipt of due proof of death and prior to the distribution of Proceeds; if there is no such election, the Death Benefit is payable to the Beneficiary; or

   3. If the Owner's spouse is not the Joint Owner or the Beneficiary, then the Death Benefit is payable to the Beneficiary.

See Guaranteed Death Benefit, page 23.

The Annuitant

The Annuitant will receive the annuity benefits of the Certificate as of the Annuity Date if the Annuitant is living and the Certificate is then in force. If the Annuitant dies before the Annuity Date and a Contingent Annuitant is named, the Contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the Proceeds become payable). If no Contingent Annuitant has been named, the Owner must designate a new Annuitant. If no designation is made within 30 days of the Annuitant's death, the Owner will become the Annuitant.

Upon the death of the Annuitant after the Annuity Date, any remaining designated-period payouts will be continued to any Contingent Annuitant. Upon the death of both the Annuitant and all Contingent Annuitants, any remaining designated-period payouts will be paid to the estate of the last to die of the Annuitant and Contingent Annuitants. Amounts may be released in one sum if the Owner's election allows. See CHOOSING AN ANNUITY OPTION, page 35.

The Beneficiary

The Beneficiary is the person to whom we pay Proceeds upon the death of the Owner (or of the Annuitant, if the Owner is not an individual) prior to the Annuity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the Certificate application. Surviving Contingent Beneficiaries are paid Death Benefit Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Proceeds to the Owner's estate. The Beneficiary designation will be on file with us or at a location designated by us. We will pay Proceeds to the most recent Beneficiary designation on file.

--------------------------------------------------------------------------------

Change of Owner, Beneficiary or Annuitant

Prior to the Annuity Date and while the Certificate is in effect after the Free Look period, you may transfer Ownership of the Certificate (unless the Certificate is an IRA Certificate) subject to our published rules at the time of the change. A new Owner must be less than Age 81.

You may name a new Annuitant prior to the Annuity Date. Any Annuitant or Contingent Annuitant must be younger than Age 86 when named. An Annuitant or Contingent Annuitant that is not an individual may not be named without our consent. If the Owner is not an individual, the Annuitant may not be changed without our consent.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes. If the Certificate is an IRA Certificate and a Beneficiary change is being made, the Owner's spouse must sign a statement agreeing to this designation.

To make any of these changes, you must send us written notice of the change to our Customer Service Center. The change will take effect as of the day the notice is signed and dated, provided that the request was received at our Customer Service Center prior to any payout. The change will not affect any payout made or action taken by us before recording the change at our Customer Service Center. There may be tax consequences. See FEDERAL TAX CONSIDERATIONS, page 40.

Other Certificate Provisions

In Case of Errors on the Certificate Application or Enrollment Form

If an Age or sex given in the Certificate application is misstated, the amounts payable or benefits provided by the Certificate will be those that the Purchase Payment would have bought at the correct Age or sex, with interest at 6% per year on any overpayments or underpayments previously made.

Procedures

We must receive any election, designation, change, assignment, or any other change request you make in writing, except those you have chosen to request by telephone. We may require a return of your Certificate for any Certificate change or for paying Proceeds. We may require proof of age, death, or survival of an Annuitant or Beneficiary when such proof is relevant to the payout of a benefit, claim, or settlement under the Certificate. If your Certificate has been lost, we will require that you complete and return a Certificate Replacement Form. The effective date of any change in provisions of the Certificate will be the date the request was signed. Any change will not affect payouts made or action taken by us before the change is recorded at our Customer Service Center at the address shown on the cover.

In the event of the Owner's death prior to the Annuity Date, we should be informed as soon as possible. Claim-procedure instructions will be sent to your Beneficiary immediately. We require a certified copy of the death certificate and may require proof of the Owner's Age. We may require the Beneficiary and the Owner's next of kin to sign all authorizations as part of due proof.

Telephone Privileges

If you have elected this privilege in a form required by us, you may make transfers or request partial withdrawals by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be

--------------------------------------------------------------------------------
liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time, and we will provide you notice if we do so.

Assigning the Certificate as Collateral

You may assign this Certificate as collateral security upon written notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid. See Exchange of Annuity Certificates, page 43, and Assignments, page 44.

Non-Participating

The Certificate does not participate in First ING Life's surplus earnings.

Authority to Change Contract and Certificate Terms

All agreements made by us must be signed by our president or an officer and by our secretary or assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's or Certificate's terms or make any agreements binding on us.

Certificate Changes - Applicable Tax Law

The Certificate is intended to qualify as an annuity contract under the Code.
To that end, all terms and provisions of the Certificate shall be interpreted to ensure or maintain such qualification. Payouts and distributions under the Certificate shall be made in the time and manner necessary to maintain such qualification under the applicable provisions of the Code in existence at the time the Certificate is issued.

We reserve the right to amend the Certificate, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements to qualify the Certificate as an annuity. Any such changes will apply uniformly to all Contracts and Certificates that are affected. We will send you written notice of such changes.

CERTIFICATE CHARGES AND FEES

Deduction of Charges

We invest the entire amount of the initial and any additional Purchase Payments in the Divisions of the Variable Account and the Guaranteed Interest Division. We then periodically deduct certain amounts from your Accumulation Value invested in the Divisions of the Variable Account and the Guaranteed Interest Division. We may reduce certain charges under certain group or sponsored arrangements. See Group or Sponsored Arrangements, page 22. A description of the charges we deduct follows.

Charges Deducted from the Accumulation Value

Surrender Charge

The withdrawal of Purchase Payments held less than five full Certificate Years since the Anniversary at the end of the Certificate Year in which the Purchase Payment was made, either by surrender or partial withdrawal, is subject to a surrender charge. If a Purchase Payment is made as of the first day of a Certificate Year, a surrender charge will apply against this Purchase Payment for six full years. The surrender charge that applies is calculated as follows.

--------------------------------------------------------------------------------

       Anniversaries Since Purchase         Surrender Charge as a Percentage of
            Payment Was Made                    Purchase Payment Withdrawn

                   0                                        7%
                   1                                        6%
                   2                                        5%
                   3                                        4%
                   4                                        3%
                   5                                        2%
                   6+                                       0%

Up to certain limits, partial withdrawals may be taken without surrender charge. See The Amount You May Withdraw Without a Surrender Charge, page 28.

Any applicable surrender charges will reduce the Accumulation Value of each Division in the same proportion that the Accumulation Value in that Division bears to the total Accumulation Value immediately after the withdrawal.

Proceeds from the surrender charge may not cover the expected costs of distributing the Certificates. Any shortfall will be recovered from First ING Life's general assets, which may include revenues from the mortality and expense risk charge deducted from the Variable Account.

Administrative Charge

The administrative charge is deducted each year during the Accumulation Period as of the Certificate Processing Date. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Certificate prior to the end of a Certificate Year. The amount deducted is $30 per Certificate Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. This charge is to cover a portion of our administrative expenses.

The administrative charge is allocated to a Division in the same proportion that the amount of Accumulation Value in that Division bears to the total Accumulation Value.

Excess Transfer Charge

We allow you 12 free transfers among Divisions per Certificate Year during the Accumulation Period. For each additional transfer, we will charge you $25 at the time each transfer is processed. The charge will be deducted from each of the Divisions in which you are invested in the same proportion that the amount of Accumulation Value in that Division bears to the total Accumulation Value of all the Divisions immediately after the transfer. We do not expect that the total revenues from the excess transfer charge will be greater than the total expected cost of administering transfers, on average, over the period that the Certificates are in force. Any transfer(s) due to the election of Dollar Cost Averaging, Automatic Rebalancing and/or pursuant to Changes Within the Variable Account, page 18, will not be included in determining if the excess transfer charge should apply.

After the Annuity Date, only four transfers each Certificate Year are allowed, and no transfer charge will be deducted.

Taxes on Purchase Payments

We make a charge for state and local taxes on Purchase Payments in certain states, which currently ranges from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). The charge depends on the Annuitant's state of residence.

--------------------------------------------------------------------------------

Taxes on Purchase Payments are generally incurred as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of the Annuity Date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those states, our current practice is to advance the payment of your taxes on Purchase Payments and charge it against your Accumulation Value either upon surrender of the Certificate, payout of Death Benefit Proceeds, or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

Charges Deducted From The Divisions of the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge from the assets in the Divisions of the Variable Account to compensate First ING Life for mortality and expense risks we assume under the Certificate. The daily charge is at the rate of 0.003425% (equivalent to an annual rate of 1.25%) on the assets in the Divisions of the Variable Account. Approximately 0.90% of this annual charge is allocated to the mortality risk and 0.35% is allocated to the expense risk. This charge is not deducted from the Guaranteed Interest Division. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Certificate.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. First ING Life also assumes a risk for paying a Guaranteed Death Benefit, which in periods of declining value and higher mortality rates could result in a loss for First ING Life. The expense risk assumed is the risk that it will cost us more to issue and administer the Certificate than we expected in setting the charge levels guaranteed in the Certificate.

Asset-based Administrative Charge

We will deduct a daily charge from the assets in each Division of the Variable Account to compensate First ING Life for a portion of the administrative expenses under the Certificate. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division of the Variable Account. This charge is not deducted from the Guaranteed Interest Division.

We do not expect that the total revenues from the administrative charges will be greater than the total expected cost of administering the Certificates, on average, excluding costs that are properly categorized as distribution expenses, over the period that the Certificates are in force.

Portfolio Expenses

There are fees and charges deducted from the Portfolios. Please read the Trust prospectus for complete details.

CHOOSING AN ANNUITY OPTION

General Provisions

Supplementary Contract

When an Annuity Option becomes effective, your Certificate will be amended to include a Supplementary Contract which will put the Annuity Option elected into effect. The Supplementary Contract Effective Date will be the date the Annuity Option becomes effective. The computation of the first payout will be made as of the Supplementary Contract Effective Date. The first payout will be paid within 10 days of this date.

--------------------------------------------------------------------------------

Election and Changes of Annuity Date

The Annuity Date is the date as of which Annuity Payouts begin. It may be elected on your Certificate application. You may elect any Annuity Date following the second Anniversary but no later than the Annuitant's 85th birthday. If no Annuity Date is elected in the Certificate application, the Annuity Date will be the first day of the month following the Annuitant's 85th birthday. For an IRA Certificate, distribution must commence no later than April 1st of the calendar year following the calendar year in which you attain Age 70 1/2. Consult your tax adviser. You may change the Annuity Date by sending a written request to our Customer Service Center at least 60 days prior to the currently elected Annuity Date of the Certificate.

Election and Changes of Annuity Option

The Annuity Option is composed of both the Payout Option, which specifies the type of annuity to be paid, and the Payout Period Option, which determines how long the annuity will be paid, the frequency, and the amount of the first payout. The Owner elects the Annuity Option that applies upon annuitization. The Owner may change that Annuity Option at any time prior to the Annuity Date. The Beneficiary may select an Annuity Option for any payouts to be made pursuant to death benefit Proceeds. Any death benefit Proceeds to be applied under a Payout Option will be allocated to each of the Divisions of the Variable Account or the Guaranteed Interest Division as instructed by the Beneficiary. Commutation rights are provided to an Annuitant or Contingent Annuitant as provided in Commuting Provisions, page 38. The available options are described in the Annuity Option provisions of the Certificate.

The various methods of settlement are shown below.

Payout Options

Proceeds applied as of the Annuity Date to provide an annuity under an Annuity Option will be the Accumulation Value minus taxes incurred but not deducted. The taxes will be taken from each of the Divisions in the same proportion that the Accumulation Value in that Division bears to the Accumulation Value in all Divisions immediately prior to the Annuity Date.

If no Annuity Option has been chosen upon annuitization, we will apply Proceeds to Payout Period Option II for a Variable Annuity Payout, using a Benchmark Total Return of 3%, with a designated period of 20 years.

Variable Annuity Payout

A Variable Annuity Payout is an annuity with payouts which (1) are not pre-determined or guaranteed as to dollar amount and (2) vary in amount with the investment experience of the Divisions of the Variable Account in which you invest.

As of the Annuity Date, any Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Accumulation Value of each Division bears to the total Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return elected. If you have elected to have payouts made less frequently than monthly, the payout amount is then adjusted according to the factors in Payouts Other Than Monthly, page 38.

Variable Annuity Payouts after the first payout vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account.

The Annuitant or Beneficiary may transfer all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account.

For a description of the method for determining the amount of Annuity Payouts, the Annuity Unit Value, and transfer provisions during the Annuity Period, see the Statement of Additional Information.

--------------------------------------------------------------------------------

Fixed Annuity Payout

A Fixed Annuity Payout is an annuity with payouts which remain fixed as to dollar amount throughout the Payout Period. As of the Annuity Date, any Accumulation Value invested in the Divisions of the Variable Account will be allocated to the Guaranteed Interest Division. The Fixed Annuity Payout will be that amount that the Proceeds will provide as of the Supplementary Contract Effective Date at the Benchmark Total Return of 3%. If the Fixed Annuity Payout is credited at an interest rate above the guaranteed minimum, the installment dollar amount will be greater than the determined installment dollar amount for the time period that the higher rate is declared. If you have elected to have payouts made less frequently than monthly, the payout amount is adjusted according to the factors in Payouts Other Than Monthly, page 38.

For Fixed Annuity Payouts, First ING Life guarantees that, after the Supplementary Contract Effective Date, monies held under an Annuity Option will be credited with interest at a minimum guaranteed effective rate of 3%. We may declare that Fixed Annuity Payouts are to be credited at an interest rate above the guaranteed minimum. We guarantee that any higher rate will be in effect for at least 12 months.

Combination Annuity Payout

A Combination Annuity Payout is an annuity where a portion of the payout is variable and a portion of the payout is fixed as to dollar amount throughout the Payout Period. You can split the Proceeds among Fixed and Variable Annuity Payouts in any proportion you choose, with the exception that a minimum of 25% must be allocated to either option you elect as of the Supplementary Contract Effective Date. As of the Supplementary Contract Effective Date, we will allocate Accumulation Value between the Guaranteed Interest Division and the Divisions of the Variable Account to meet the proportions selected.

The potential benefit of splitting the Proceeds between a Fixed and a Variable Annuity Payout is that you will have a portion of your Annuity Payout fixed and guaranteed and a portion which may increase over time, helping to offset inflation. Of course, the payouts attributable to the Variable Annuity Payout are not guaranteed and could decrease, since their value is determined by the investment experience of the Divisions of the Variable Account you select. Once you elect your Combination Annuity Payout, you may subsequently increase your allocation to a Fixed Annuity Payout, but you may not increase your allocation to the Variable Annuity Payout.

Frequency and Amount of Annuity Payouts

Annuity Payouts will be made to the Annuitant based on the Annuity Option and frequency elected. They may be made monthly, quarterly, semiannually, or annually. If we do not receive written notice from you, the Annuity Payouts will be made monthly. There may be certain restrictions on minimum payouts that we will allow. We may require that a one-sum payout be made if the Proceeds to be applied are less than $2,000 or, if the payouts to the Annuitant are ever less than $20, we may change the frequency of payouts to result in payouts of at least that amount or require a one-sum payout.

Payout Period Options

Under each Payout Option, the Payout Period is elected from one of the following options:

OPTION I.  Payouts for a Designated Period.

Payouts will be made in 1, 2, 4, or 12 installments per year as elected for a designated period, which may be 5 to 30 years. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 37. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the

--------------------------------------------------------------------------------

Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table I in the Certificate.

OPTION II.   Life Income With Payouts for a Designated Period.

Payouts will be made in 1, 2, 4, or 12 installments per year throughout the Annuitant's lifetime or, if longer, for a period of 5, 10, 15, or 20 years as elected. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 37. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the Annuitant's sex, Age at the time the first payout is due, the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table II in the Certificate. This option is only available for Ages shown in these tables.

OPTION III.  Joint and Last Survivor.
Payouts will be made in 1, 2, 4, or 12 installments per year while both Annuitants are living. Upon the death of one Annuitant, the Survivor's Annuity Payout will be paid throughout the lifetime of the Surviving Annuitant.

If a Fixed Annuity Payout is elected, the installment dollar amount will be equal while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3rds of the installment dollar amount while both Annuitants were living excluding any excess interest as described in Fixed Annuity Payout, page 37.

If a Variable Annuity Payout is elected, the number of Annuity Units applied to each installment will be level while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3rds of the number of Annuity Units applied to each installment while both Annuitants were living. The dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen.

The amount of each payout will depend upon the Age and sex of each Annuitant at the time the first payout is due and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected.

A description of how the first monthly installment for Payout Period Option III is calculated is provided in your Certificate.

OPTION IV.   Other.
Payouts will be made in any other manner as agreed upon in writing between you or the Beneficiary and us.

Payouts Other Than Monthly

The Payout Option Tables in your Certificate show the first monthly installments for Payout Period Options I and II. To arrive at the first annual, semiannual or quarterly payouts, multiply the appropriate figures by 11.839, 5.963 or 2.993 if the Benchmark Total Return is 3%, and by 11.736, 5.939 or 2.988 if the Benchmark Total Return is 5%. Factors for other designated periods or for other options that may be provided by mutual agreement will be provided upon reasonable request.

Commuting Provisions

The Annuitant may commute remaining designated-period installments under Payout Period Option I. The Contingent Annuitant may commute remaining designated-period installments after the death of the Annuitant under Payout Period Options I or II. If no Contingent Annuitant is named, any remaining

--------------------------------------------------------------------------------
designated-period installments may be commuted by the estate. Any computation shall be at the appropriate Benchmark Total Return rate.

REGULATORY INFORMATION

Voting Privileges

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See The Palladian Trust, page 17. First ING Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Trust's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give you the opportunity to tell us how to vote the number of shares that are attributable to your Certificate. We will vote those shares at meetings of Portfolio shareholders according to your instructions. We will also vote any Portfolio shares that are not attributable to the Certificates and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

You may participate in voting only on matters affecting the Portfolios in which your assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to your Certificate by dividing the amount of your Accumulation Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which you may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. If you have a voting interest, we will send you proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and First ING Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain pension and retirement plans qualifying under Section 401 of the Code and plans that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners and such retirement plans or participants in such retirement plans. If there is a material conflict, First ING Life will have an obligation to determine what action should be taken, including the removal of the affected Portfolios from eligibility for investment by the Variable Account. First ING Life will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that First ING Life may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do

--------------------------------------------------------------------------------
disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Changes Within The Variable Account, page 18) may require Owner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions not attributable to Certificates in the same proportions as votes cast by Owners.

State Regulation

We are regulated and supervised by the Insurance Department of the State of New York, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we do business. The Certificate has been approved by the Insurance Department of the State of New York and by the insurance departments of other jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Legal Proceedings

First ING Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to First ING Life's ability to meet its obligations under the Certificate or to the Variable Account, and we do not expect to incur significant losses from such actions.

Legal Matters

The legality of the Certificate described in this prospectus has been passed on by Eugene L. Copeland, General Counsel and Secretary of First ING Life. Mayer, Brown & Platt of Washington, D.C., has passed on certain matters relating to federal securities laws.

Experts

The financial statements of First ING Life at December 31, 1994 and 1993, and for each of the two years in the period ended December 31, 1994, have been audited by Ernst & Young LLP, independent auditors. The statutory-basis financial statements at December 31, 1992, and for the year then ended, have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements appearing in the Statement of Additional Information and in the Registration Statement, including the auditors' reports thereon, are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

FEDERAL TAX CONSIDERATIONS

Introduction

The ultimate effect of federal income taxes on the amounts paid for a Certificate, on the investment return on assets held under a Certificate, on Annuity Payouts, and on the economic benefits to the Owner, Annuitant, or Beneficiary depends upon the terms of the Certificate, upon First ING Life's tax status, and upon the tax status of the parties concerned.

The following discussion is general in nature and is not intended as tax advice. Each party concerned should consult a competent tax adviser. The discussion below is based upon First ING Life's understanding of the

--------------------------------------------------------------------------------
federal income tax laws as they are currently interpreted and does not include state or local tax issues. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. For a discussion of federal income taxes as they relate to the Portfolios, please see the accompanying prospectus for the Trust.

First ING Life Tax Status

First ING Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not a separate entity from First ING Life and its operations form a part of First ING Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Certificate's Accumulation Value. Under existing federal income tax laws, the Variable Account's investment income, including realized net capital gains, is not taxed to First ING Life. First ING Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Taxation of Annuities

Section 72 of the Code governs taxation of annuities. In general, the Owner of an annuity Certificate will not be taxed on increases in value under the Certificate until some form of distribution occurs. (For purposes of this rule, the amount of any indebtedness that is secured by a pledge or assignment of a Certificate is treated as a payout received on account of a partial withdrawal from the Certificate.) Under certain circumstances, however, the amount of any increase in the value of a Certificate may be subject to current federal income tax. See Certificates Owned by Non-Natural Persons, page 44, and Diversification Standards, page 44.

1.  Withdrawals Prior to the Annuity Commencement Date.

Section 72 of the Code provides, in effect, that the Proceeds from a surrender of the Certificate or a partial withdrawal from the Certificate prior to the Annuity Date will be treated as taxable income to the extent that the amount held under the Certificate immediately prior to the distribution exceeds the "investment in the Certificate". The "investment in the Certificate" is defined in the Code as that portion, if any, of Purchase Payments by or on behalf of a taxpayer under the Certificate which was not excluded from the taxpayer's gross income at the time of such payments less any amounts previously received under the Certificate which were excluded from the taxpayer's gross income at the time of their receipt. The taxable portion of any distribution received prior to the Annuity Date will be subject to tax at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Certificate is treated as a payout received on account of a partial withdrawal of a Certificate.

2.  Annuity Payouts After the Annuity Date.

Upon receipt of the Proceeds of a surrender of the Certificate after the Annuity Date, the recipient is taxed to the extent the Proceeds exceed the investment in the Certificate. Upon receipt of an Annuity Payout under the Certificate, the recipient will be taxed on a portion of each payout received if the value of the Certificate exceeds the investment in the Certificate. The taxable portion of a payout received after the Annuity Date will be subject to tax at ordinary income tax rates.

For Fixed Annuity Payouts, the taxable portion of each payout is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Certificate bears to the total expected amount of Annuity Payouts for the term of the Certificate. That ratio is then applied to each payout to determine the non-taxable portion of the payout. The remaining portion of each payout is taxed at ordinary income rates. For Variable Annuity Payouts, in general, the taxable portion is determined by a formula which establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the Certificate by the total number of expected periodic payouts. The remaining portion of each payout is taxed at ordinary income rates. For Certificates with Annuity Dates after December

--------------------------------------------------------------------------------

31, 1986, once the excludable portion of Annuity Payouts to date equals the investment in the Certificate, the balance of the Annuity Payouts will be fully taxable. Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies First ING Life of that election.

3.  Penalty Tax on Certain Withdrawals or Distributions.

With respect to amounts withdrawn or distributed before the taxpayer reaches Age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals:

   (i) made on or after the death of the Owner or, where the Owner is not an individual, the death of the "primary Annuitant". The primary Annuitant is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Certificate;
   (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7);

   (iii) which are part of a series of substantially equal periodic payouts made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary;
   (iv)  from an IRA;
   (iv)  allocable to investment in the Certificate prior to August 14, 1982;
   (v)   under a qualified funding asset (as defined in Code Section 130(d));
   (vi)  under an immediate annuity contract; or
   (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under a qualified plan.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above and the series of payouts are subsequently modified (other than by reason of death or disability), the tax for the year when the modification occurs will be increased by an amount (as determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place
(a) before the close of the period which is five years from the date of the first payout and after the taxpayer attains Age 59 1/2, or (b) before the taxpayer reaches Age 59 1/2.

Taxation of Individual Retirement Annuities

Code Section 408 permits individuals or their employers to contribute to an individual retirement program known as an IRA. In addition, distributions from certain other types of qualified plans may be placed into an IRA on a tax-deferred basis. IRAs are subject to limitations on the amount which may be contributed and the time when distributions may commence. Tax penalties may apply to contributions in excess of specified limits, loans or assignments, distributions in excess of a specified amount annually or that do not meet specified requirements, and in certain other circumstances.

Under the Code, distributions from IRAs generally must begin no later than April 1st of the calendar year following the calendar year in which the Owner attains Age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. See the Statement of Additional Information for a discussion of the various special rules concerning the minimum distribution requirements.

Under amendments to the Code which became effective in 1993, distributions from a qualified plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s), or distributions that are made over a period of more than ten years) are eligible for tax-free rollover within 60 days of the date of distribution but are also subject to federal income tax withholding at a 20% rate unless paid directly to

--------------------------------------------------------------------------------
another qualified plan. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income and the imposition of a 10% penalty tax if the recipient is under Age 59 1/2.

It is important that you consult your tax adviser before purchasing an IRA.

Distribution-at-Death Rules

The following required distribution rules shall apply if and to the extent required under Section 72(s) of the Internal Revenue Code:

     1. Subject to the alternative election or spouse beneficiary provisions in subsection (2) or (3) below,

        a) if any Owner dies on or after the annuity starting date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

        b) if any Owner dies before the annuity starting date, the entire interest in the Certificate will be distributed within 5 years after such death; and

        c) if any Owner is not an individual, then for purposes of this subsection (1), the primary Annuitant under the Certificate shall be treated as the Owner (the "Deemed Owner"), and any change in the primary Annuitant shall be treated as the death of the Owner. The primary Annuitant is the individual the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.
     2. If any portion of the interest of an Owner (or a Deemed Owner) in subsection (1) is payable to or for the benefit of a designated beneficiary and such beneficiary elects within 60 days of receipt of due proof of death but prior to the distribution of Proceeds to have such portion distributed in an Annuity Option over a period that (a) does not extend beyond such beneficiary's life or life expectancy and (b) starts within 1 year after such death (a "Qualifying Distribution Period"), then for purposes of satisfying the requirements of subsection (1), such portion shall be treated as distributed entirely on the date such periodic distributions begin. Such beneficiary may elect any Payout Period Option for a Qualifying Distribution Period, subject to any restrictions imposed by any regulations under Section 72(s) of the Internal Revenue Code.
     3. If any portion of the interest of an Owner (or a Deemed Owner) described in subsection (1) is payable to or for the benefit of such Owner's spouse or is co-owned by such spouse, then such spouse shall be treated as the Owner of such portion for purposes of the requirements of subsection (1).

Our Certificate complies with these rules. See the Required Distribution section of your Certificate.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a non-qualified Certificate because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows: (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Certificate, as described above, or (b) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payouts, as described above.

Exchange of Annuity Certificates

Exchanges of non-qualified annuity Certificates prior to the Annuity Date for less than the full and adequate consideration will trigger tax on the gain in the Certificate at the time of such transfer, with the transferee getting a step-up in basis for the amount included in the Owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

--------------------------------------------------------------------------------

Certificates Owned by Non-Natural Persons

For contributions to Certificates where the Certificate is held by a non-natural person (for example, a corporation), the income on that Certificate (generally the increase in the Cash Surrender Value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the non-natural person is the nominal Owner of a Certificate and the Beneficiary is a natural person. The rule also does not apply where the Certificate is acquired by the estate of a decedent, where the Certificate is an IRA Certificate, where the Certificate is a qualified funding asset for structured settlements, or where the Certificate is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of an annuity contract for another. (For this purpose, your Certificate is considered an annuity contract.) If the exchanged contract was issued prior to August 14, 1982, the new contract retains some of the exchanged contract's tax attributes. The pre-August 14, 1982, cost -recovery rules will continue to apply to distributions characterized as amounts not received as an annuity with respect to such distributions allocable to investments made before August 14, 1982. Under the cost-recovery rule, such amounts are received tax-free until the taxpayer has received amounts equal to the pre-August 14, 1982, investments. Amounts allocable to post-August 13, 1982, investments are subject to the interest-first rule. In contrast, a new contract issued in exchange for a contract issued before January 18, 1985, does not retain the exchanged contract's grandfathering for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax advisers.

Assignments

A transfer of Ownership, a collateral assignment, or the designation of an Annuitant or other Beneficiary who is not also the Owner may result in tax consequences to the Owner, Annuitant, or Beneficiary that are not discussed herein. An Owner contemplating such a transfer or assignment of a Certificate should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Certificates Rule

The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") provides that, for Certificates entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Section 72(e) (amounts not received as annuities) that is includible in gross income, all non-qualified deferred annuity Certificates issued by the same (or an affiliated) insurer to the same Owner during any calendar year are to be aggregated and treated as one Certificate. Thus, any amount received under any such Certificate prior to the Certificate's annuity starting date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such Certificates. The Treasury Department has specific authority to issue regulations that prevent the avoidance of
Section 72(e) income through the serial purchase of annuity Certificates or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Certificates purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Certificate.

Diversification Standards

To comply with the diversification regulations ("Regulations") issued under Code
Section 817(h), the Divisions of the Variable Account will be required to diversify their investments. The Regulations generally require that on the last day of each quarter of a calendar year (i) no more than 55% of the value of each Division is represented by any one investment, (ii) no more than 70% is represented by any two investments, (iii) no more than 80% is represented by any three investments, and (iv) no more than 90% is represented by

--------------------------------------------------------------------------------
any four investments. With respect to each Division, a "look-through" rule applies which suggests that each Division of the Variable Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolio in which that Division invests. All securities of the same issuer are treated as one investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

In connection with the issuance of the temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Owners may direct their investments to particular divisions of a separate account without being considered the Owners of the assets of the account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear at this time what these regulations or rulings would provide. It is possible that if such regulations or rulings are issued, the Certificate may need to be modified in order to remain in compliance. For these reasons, First ING Life reserves the right to modify the Certificate, as necessary, to prevent the Owner from being considered the Owner of the assets of the Variable Account.

The Trust has committed to comply with the Regulations to ensure that the Certificate continues to be treated as an annuity Certificate for federal income tax purposes.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

FIRST ING LIFE.................................................................3

THE ADMINISTRATOR..............................................................3

PERFORMANCE INFORMATION........................................................3

SEC Standard Average Annual Total Return for Non-Money-Market Divisions........4
Accumulation Unit Value........................................................4
Illustration of Calculation of Accumulation Unit Value.........................4
Illustration of Purchase of Units (Assuming No State Tax on Purchase
 Payments).....................................................................5
Determination of Annuity Payouts...............................................5

IRA INCOME PROGRAM.............................................................7

OTHER INFORMATION..............................................................8

FINANCIAL STATEMENTS OF FIRST ING LIFE INSURANCE COMPANY OF NEW YORK...........8


--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                      THE FULCRUM FUND(SM) VARIABLE ANNUITY




               A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND

                           VARIABLE ANNUITY CONTRACT

                                   Issued By

                  First ING Life Insurance Company of New York

                                      and

                   First ING of New York Separate Account A1


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FIRST ING LIFE INSURANCE COMPANY OF NEW YORK FULCRUM FUND(SM) DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO FIRST ING LIFE INSURANCE COMPANY OF NEW Y0RK, CUSTOMER SERVICE CENTER, OR TELEPHONE 1-800-249-9099.




Date of Prospectus: August 14, 1995
Date of Statement of Additional Information: August 14, 1995

TABLE OF CONTENTS
FIRST ING LIFE                                                                 3
THE ADMINISTRATOR                                                              3
PERFORMANCE INFORMATION                                                        3
SEC Standard Average Annual Total Return for Non-Money Market Divisions        3
Accumulation Unit Value                                                        4
Illustration of Calculation of Accumulation Unit Value                         4
Illustration of Purchase of Units (Assuming No State Tax on Purchase
 Payments)                                                                     4
Determination of Annuity Payouts                                               4

IRA INCOME PROGRAM OPTION                                                      6

OTHER INFORMATION                                                              6

FINANCIAL STATEMENTS OF FIRST ING LIFE INSURANCE COMPANY OF NEW YORK           6

FIRST ING LIFE

First ING Life's parents include Internationale-Nederlanden US Insurance Holdings, Inc., a Delaware corporation whose principal business is to act as the holding company for Internationale-Nederlanden, N.V.'s U.S. insurance companies.

First ING Life's indirect intermediate parents, Nationale-Nederlanden International B.V. and Internationale Nederlanden Verzekeringen N.V. are Dutch insurance and financial corporations.

First ING Life's ultimate parent, Internationale Nederlanden Groep, N.V., is a Dutch insurance and financial corporation primarily engaged in banking and insurance services which include life and non-life insurance, life reinsurance, funds transfer services, savings plans, investments in securities and other capital market instruments, lending, mortgages, leasing, investment banking, debtor finance, debt conversion and international project management, property development, finance and management.

First ING Life acts as its own custodian for the Variable Account, and its affiliate, ING America Equities, Inc., is the principal underwriter and distributor of the Contracts in a continuous offering.

THE ADMINISTRATOR

Financial Administrative Services Corporation and its affiliate Great-West Life & Annuity Insurance Company have an Administrative Services Agreement with First ING Life. Financial Administrative Services Corporation or its affiliate Great-West Life & Annuity Insurance Company provide administrative services for all of First ING Life's variable annuity Certificates, such as Certificate underwriting and issue, Owner service and the administration of the Variable Account.

PERFORMANCE INFORMATION

Performance information for the Divisions of the Variable Account, including the total return of the Divisions, may appear in reports or promotional literature to current or prospective Owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect surrender charges which can have a maximum level of 7% of Purchase Payments, and any applicable tax on Purchase Payments that currently ranges from 0% to 3.5% (5% in the Virgin Islands).

See Performance Information in the Prospectus for a discussion of the types of performance information that may be published for the Divisions.

SEC Standard Average Annual Total Return for Non-Money Market Divisions

Quotations of average annual total return for the Divisions of the Variable Account are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Certificate over a period of 1, 3, 5 and 10 years (or, if less, up to the life of the Division), calculated pursuant to the following formula:

         P(1 + T)/n /= ERV

Where:

     [P] equals a hypothetical initial Purchase Payment of $1,000

     [T] equals the average annual total return

     [n] equals the number of years

     [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase
           Payment made at the beginning of the period (or fractional portion thereof).

Fees that vary with the size of the account are included assuming an account size equal to the Division's mean (or median) account size. The SEC requires that an assumption be made that the Owner surrenders the entire Certificate at the end of the 1, 3, 5 and 10 year periods (or, if less, up to the life of the Division) for which performance is required to be calculated.

This assumption may not be consistent with the typical Owner's intentions in purchasing a Certificate and may adversely affect advertised or quoted returns.

Accumulation Unit Value

The calculation of the Accumulation Unit Value ("AUV") is discussed in the Prospectus under Accumulation Value of each Division of the Variable Account. The following illustrations show a calculation of a new AUV and the purchase of Accumulation Units (using hypothetical examples):

Illustration of Calculation of Accumulation Unit Value

1. AUV, beginning of period                                   $5.00000000

2. Value of Portfolio share, beginning of period                   $25.00

3. Change in value of Portfolio share                               $1.00

4. Gross investment return [(3) divided by (2)]                 .04000000

5. Less daily mortality and expense risk charge                 .00003425

5a.Less asset-based administrative change                       .00000411

6. Net investment return [(4) minus (5) minus (5a)]             .03996164

7. Net investment factor [1.000000 plus (6)]                   1.03996164

8. AUV/end of period [(1) multiplied by (7)]                   5.19980820

Illustration of Purchase of Units (Assuming No State Tax on Purchase Payments)

1. Initial Purchase Payment                                       $100.00

2. AUV on effective date of purchase (see Example 1)                $5.00

3. Number of Accumulation Units purchased [(1) divided by (2)]   20.00000

4. AUV for Valuation Date following purchase (see Example 1)  $5.19980820

5. Accumulation Value in account for Valuation Date following
   purchase [(3) multiplied by (4)]                               $104.00

Determination of Annuity Payouts

For Variable Annuity Payouts, you have the option of electing either a 3% or 5% Benchmark Total Return. The rate is elected at the same time the Variable Annuity Payout is elected and may not be changed after the Annuity Date. Compared to a 3% Benchmark Total Return, electing the 5% Benchmark Total Return would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments if actual investment experience varied from 5%. If the actual investment rate is at the annual rate of 3% or 5%, the Annuity Payouts will be level if you elected either 3% or 5% respectively.

As of the Annuity Date, any Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Accumulation Value of each Division of the Variable Account bears to the total Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return chosen. If you have elected to have payouts made less frequently than monthly, the payout amount is then adjusted according to the factors in the Payouts Other Than Monthly section in the prospectus.

The initial number of Annuity Units for a Division of the Variable Account is calculated by dividing the payout amount of that Division by the Annuity Unit Value of that Division as of the Supplementary Contract Effective Date. The number of Annuity Units for a Division of the Variable Account does not change throughout the Annuity Period unless a transfer is made between Divisions of the Variable Account or, if a Combination Annuity Payout is selected, an increase in allocation from the Variable Annuity Payout to the Fixed Annuity Payout is made. The total Variable Annuity Payment is the sum of the Variable Annuity Payouts from all Divisions of the Variable Account.

Variable Annuity Payouts, after the first payout, vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account. The amount due for each Division equals:

1.   The number of Annuity Units for that Division; multiplied by,

2. The Annuity Unit Value for that Division for the Valuation Period for which each payout is due.

The dollar amount of each Annuity Payout after the first payout will not be affected by variations in our expenses or mortality experience.

The Annuitant or Beneficiary may transfer all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account. After the transfer, the number of Annuity Units in the Division of the Variable Account from which you are transferring will be reduced by the number of Annuity Units transferred. The number of Annuity Units in the Division of the Variable Account to which the transfer is made will be increased by the number of Annuity Units transferred multiplied by:

1. the value of an Annuity Unit in the Division of the Variable Account from which the transfer is made, divided by

2. the value of an Annuity Unit in the Division of the Variable Account to which the transfer is made.

Annuity Unit Value

We use an Annuity Unit Value to calculate the Variable Annuity Payouts. The Annuity Unit Value for any later Valuation Period is:

1. The Annuity Unit Value for each Division as of the last prior Valuation Period multiplied by the Annuity Experience Factor for that Division for the Valuation Period for which the Annuity Unit Value is being calculated; divided by

2. An interest factor based on the Benchmark Total Return selected. (This is done to neutralize the Benchmark Total Return.)

Annuity Experience Factor

For each Division of the Variable Account, the Annuity Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Annuity Experience Factor is calculated as follows:

1. The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

2. The amount of any dividend or capital gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

3.   A charge for taxes, if any.

4. The result of 1, 2 and 3, divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

5. The daily equivalent of the Variable Account Annual Expenses shown in the Certificate Schedule for each day in the current Valuation Period.

IRA INCOME PROGRAM OPTION

If the Owner has an IRA Certificate, we will provide payout of amounts required to be distributed by the Internal Revenue Service.

We will determine the amount that is required to be distributed from your Certificate each year based on the information you give us and various choices you make. The minimum dollar amount of each distribution is $100. For purposes of calculating the minimum distribution amount, all demand withdrawals, Systematic Income Program partial withdrawals, and Annuity Payouts must be summed between IRA required distribution payout dates to determine if the minimum distribution amount has been met through these other distributions. If there have been sufficient distributions made from the Certificate during the calendar year, no further distributions will be made for that year. If there have not been sufficient distributions made from the Certificate during the calendar year, the remaining minimum distribution amount will be paid to the Owner. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Certificate and send you the amount of the Cash Surrender Value.

First ING Life notifies the Owner of the current IRA regulations in the IRA Disclosure Statement which you will receive during the application process. The Owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (Owner's life only) or, if the Owner is married, on a joint life basis (Owner's and spouse's life combined).

First ING Life calculates a required distribution amount each year based on the Code's minimum distribution rules. We do this by dividing the Accumulation Value as of December 31 of the prior year by the life expectancy. The life expectancy is recalculated each year. Special minimum distribution rules govern payouts if the Beneficiary is other than the Owner's spouse and the Beneficiary is more than ten years younger than the Owner.

OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission, with respect to the Certificates discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS OF FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

Ernst & Young LLP, independent auditors, 4300 Republic Plaza, Denver, CO 80202, will perform annual audits of the financial statements of First ING Life and the financial statements of Separate Account A1.

The financial statements of First ING Life, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of First ING Life to meet its obligations under the Certificate.

                         Unaudited Financial Statements

                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK

                (formerly the Urbaine Life Reinsurance Company)

                       Three Months ended March 31, 1995

                  First ING Life Insurance Company of New York

                         Unaudited Financial Statements


                       Three Months ended March 31, 1995


CONTENTS
                                                                  Page
Unaudited Financial Statements
 Unaudited Balance Sheets                                           9
 Unaudited Statements of Operations                                11
 Unaudited Statements of Stockholder's Equity                      12
 Unaudited Statements of Cash Flows.                               13
 Notes to Unaudited Condensed Financial Statements                 14

First ING Life Insurance Company of New York
Unaudited Balance Sheets
                                                          March 31
                                                    1995           1994
--------------------------------------------------------------------------------
                                                   (Dollars in Thousands)
Assets
Investments (Note 3):
  Fixed maturities                                  $10,471        $10,780
Cash                                                  1,459          1,029
Accrued investment income                               197            144
Reinsurance recoverable (Note 4);
  Paid benefits                                          36            224
  Unpaid benefits and IBNR                            1,656          1,145
Prepaid reinsurance premiums (Note 4)                 8,945          8,871
Deferred federal income taxes (Note 5)                    3            145
Other assets                                              0             13

Total assets                                        $23,067        $22,351
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


See accompanying notes.

                  First ING Life Insurance Company of New York
                      Unaudited Balance Sheets (continued)


                                                          March 31
                                                    1995           1994
--------------------------------------------------------------------------------
                                                   (Dollars in Thousands)
Liabilities and stockholder's equity
Liabilities:
  Future policy benefits (Note 4):
     Life and annuity reserves                      $ 9,025        $ 8,871
     Unpaid claims                                    1,656          1,152
--------------------------------------------------------------------------------
  Total future policy benefits                       10,681         10,023

  Accounts payable and accrued expenses                 235            625
  Indebtedness to related parties                       414            132
  Amounts due to reinsurers (Note 4)                    128             16
  Federal income taxes payable                            0             23
--------------------------------------------------------------------------------
Total liabilities                                    11,458         10,819

Commitments and contingent liabilities
  (Notes 4 and 8)

Stockholder's equity (Notes 6 and 7):
  Common stock, $110 par value:
  Authorized - 10,000 shares
  Issued and outstanding - 10,000 shares              1,100          1,100
  Additional paid-in capital                         14,330         14,330
  Net unrealized losses                                (294)            (9)
 Retained earnings (deficit)                         (3,527)        (3,889)
Total stockholder's equity                            11,609        11,532
Total liabilities and stockholder's equity           $23,067       $22,351
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



See accompanying notes.

                  First ING Life Insurance Company of New York
                       Unaudited Statements of Operations


                                                Three Months ended March 31
                                                    1995           1994
--------------------------------------------------------------------------------
                                                   (Dollars in Thousands)
Revenues:

  Reinsurance assumed premiums                      $ 1,938        $ 1,757
  Reinsurance ceded premiums                         (1,938)        (1,757)
--------------------------------------------------------------------------------
                                                          0              0
  Net investment income                                 199            122
  Net realized losses on investments                      0           (116)
--------------------------------------------------------------------------------
Total revenues                                          199              6

Benefits and expenses:
  Insurance claims and benefits incurred:
     Death benefits                                   1,594          1,984
     Other benefits                                     140             19
     Increase in policy reserves and other funds          0              0
     Reinsurance recoveries                          (1,734)        (2,003)
--------------------------------------------------------------------------------
                                                          0              0
  Commissions                                           (78)           (91)
  Insurance operating expenses                          193            110
  Miscellaneous expenses                                  0              2

Total expenses                                           115             21
--------------------------------------------------------------------------------

Income (loss) before federal income taxes                 84            (15)
Federal income tax benefit (Note 5)                     (421)            (6)

Net income (loss)                                    $   505        $    (9)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



See accompanying notes.

First ING Life Insurance Company  of  New  York
Unaudited Statements of Stockholder's Equity


                                         Three Months ended March 31
                                           1995              1994
--------------------------------------------------------------------------------
                                           (Dollars in Thousands)
Common stock:
  Balance at beginning and end of year     $ 1,100           $ 1,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional paid-in capital:
  Balance at beginning and end of year     $14,330           $14,330
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Net unrealized (losses) gains on
 investments:
  Balance at of year                       $  (491)             $ -
  Adjustment to beginning balance for
   change in accounting method used for
   investments                                   -               18
   net of $10 tax benefit (Note 1)
  Net change in unrealized gain (loss)
   on investments                              197              (27)

  Balance at end of year                      (294)              (9)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Retained earnings (deficit):
  Balance at beginning of year              (4,032)          (3,880)
  Net (loss) income                            505               (9)

  Balance at end of year                   $(3,527)         $(3,889)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total stockholder's equity                 $11,609          $11,532
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


See accompanying notes.

First ING Life Insurance Company of New York
Unaudited Statements of Cash Flows


                                         Three Months ended March 31
                                           1995             1994
--------------------------------------------------------------------------------
                                            (Dollars in Thousands)
Operating Activities
Net income                                 $   505              $    (9)
Adjustments to reconcile net loss to
   net cash provided (used)
   by operating activities:
      Decrease in future policy benefits      (336)                (617)
      Net decrease (increase) in deferred
         federal income taxes                  373                   (6)
      (Decrease) increase in accounts
         payable and accrued expenses         (512)                 158
      (Increase) decrease in accrued
         investment income                    (102)                  55
      Decrease in reinsurance recoverable        0                  306
      Decrease in prepaid reinsurance
         premiums                               80                  247
      Loss on sale of investments                0                  116
      Other, net                                16                   23
--------------------------------------------------------------------------------

Net cash provided by operating activities       24                  273

Investing activities
Sale of fixed maturity investments,
   available for sale                            0                 6,775
Purchase or issuance of fixed maturity
   investments, available for sale          (1,442)               (6,295)
--------------------------------------------------------------------------------

Net cash (used) provided by investing
   activities                                (1,442)                 480

Financing activities
Decrease in indebtedness to related parties     115                   90
--------------------------------------------------------------------------------

Net cash provided by financing activities       115                   90

Net (decrease) increase in cash              (1,303)                 843
Cash at beginning of year                     2,762                  186

Cash at end of year                         $ 1,459              $ 1,029
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


See accompanying notes.

First ING Life Insurance Company of New York
               Notes to Unaudited Condensed Financial Statements


1.  Organization and Accounting Policies

Basis of Presentation

The significant account policies followed by The First ING Life Insurance Company of New York (the Company), formerly known as The Urbaine Life Reinsurance Company, a wholly-owned subsidiary of Security Life of Denver Insurance Company, that materially affect financial reporting are summarized below. The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

New Financial Accounting Standards

In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. The cumulative effect as of January 1, 1994 of adopting Statement 115 had no impact on income. The opening balance of stockholder's equity was increased by $18,000 (net of $10,000 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost.

Interim Financial Statements

The accompanying unaudited financial statements for the three months ended March 31, 1995 and 1994 reflect all adjustments which are of a normal recurring nature, and in the opinion of management are necessary for a fair presentation of the results for the periods presented. Results of operations for the three months ended March 31, 1995 and 1994 are not indicative of results of operations to be expected for the full year. Amounts disclosed in the notes to the financial statements for the three months ended March 31, 1995 and 1994 are not audited.

Investments

The carrying value of fixed maturities depends on the classification of the security: held to maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchases and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost.

Debt securities not classified as held-to-maturity or trading are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gain or loss net of tax, reported in a separate component of stockholder's equity.

The Company does not hold trading securities or securities held to maturity.

The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest is included in net investments income as earned.

Realized gains and losses, and declines in value judged to be other-than-temporary are recognized in net income. The cost of securities sold is based on the specific identification method.

Recognition of Revenue

Premiums for traditional life insurance products,which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due.

Future Policy Benefits and Expenses

The liabilities for life and accident and health benefits and expenses are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 3% to 6%. The liabilities calculated using this method are not materially different than liabilities calculated using generally accepted accounting principles.

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of March 31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of March 31.

Reinsurance

FASB Statement No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts eliminates the practice of reporting amounts for reinsured contracts net of the effect of reinsurance. The statement requires that reinsurance receivables and prepaid reinsurance premiums are to be reported as assets. The statement establishes conditions required for a contract with a reinsurer to qualify for reinsurance accounting. Contracts that do not result in the possibility that the reinsurer may realize significant gain or loss from the insurance risk assumed would be accounted for as deposits.

Federal Income Taxes

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes.

Cash Flow Information

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $0 as of March 31, 1995 and 1994.

Reclassification

Certain amounts in the 1994 financial statements have been reclassified to conform to the 1995 presentation.

2. Fair Values of Financial Instruments

FASB Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available,fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. FASB Statement No. 107 excludes life insurance liabilities that contain mortality risk and all nonfinancial instruments from its disclosure requirements.

Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

Fixed Maturities: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of collateralized mortgage obligations, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The carrying amount and estimated market value of fixed maturities as of March 31, 1995 and 1994 were $10,471,000 and $10,780,000 respectively.

Cash: The carrying amounts reported in the balance sheet for this financial instrument approximates its fair value.

Letters of Credit: The Company is the beneficiary of two separate renewable letters of credit for $12,077,000 and $250,000, respectively. These letters of credit have a market value to the Company of $0 (see Note 9).

The fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying value of all other assets and liabilities approximate their fair values.

3. Investments

The amortized cost and estimated market value of investments in fixed maturities are as follows at March 31, 1995 and 1994:

                                                            Gross         Gross          Market
                                           Amortized      Unrealized    Unrealized     Estimated
                                             Cost           Gains        Losses          Value
----------------------------------------------------------------------------------------------------
                                                           (Dollars in Thousands)
1995 Available-for-Sale:
U.S. Treasury securities and
obligations of U.S.
government corporations
and agencies                                $ 4,301          $30          $   14          $ 4,317
Corporate securities                          3,326            -             220            3,106
Mortgage-backed securities                    3,297            -             249            3,048
                                            $10,924          $30          $  483          $10,471
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                            Gross         Gross          Market
                                           Amortized      Unrealized    Unrealized     Estimated
                                             Cost           Gains        Losses          Value
----------------------------------------------------------------------------------------------------
                                                           (Dollars in Thousands)
1994 Available-for-Sale:
U.S. Treasury securities and obligations
 of U.S.
 government corporations and agencies       $4,136           $ 18        $50              $4,104
Corporate securities                         3,301             1           0               3,302
Mortgage-backed securities                   3,359            15           0               3,374
                                           $10,796           $34         $50             $10,780
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

The amortized cost and estimated market value of investments in fixed maturities at March 31, 1995, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Estimated
                                          Amortized          Market
                                            Cost              Value
--------------------------------------------------------------------------------
                                           (Dollars in Thousands)
Available for Sale:
  Due in one year or less                  $   883            $ 875
  Due after one year through five years      4,580            4,528


 Due after five years through ten years     2,164              2,020
 Mortgage-backed securities                 3,297              3,048
                                          $10,924            $10,471
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At March 31, 1995, the Company held no less-than-investment-grade bonds in its portfolio.

Changes in unrealized gains (losses) on investments in fixed maturities for the three months ended March 31, 1995 and 1994 are summarized as follows:

Changes in Unrealized Gains (Losses):
                                                          1995         1994
--------------------------------------------------------------------------------
                                                        (Dollars in Thousands)
 Gross unrealized gains                                    30           34
 Gross unrealized losses                                 (483)         (50)
--------------------------------------------------------------------------------
 Net unrealized losses                                   (453)         (16)
 Deferred income tax benefit                              159            7
--------------------------------------------------------------------------------
 Net unrealized losses after taxes                       (294)          (9)
 Balance at beginning of year                            (491)           0
 Adjustment for accounting change (Note 1)                  0           18

 Change in unrealized gains (Losses)                      197          (27)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Major categories of investments income are
 summarized as follows:
                                                   Three Months Ended March 31
                                                     1995             1994
--------------------------------------------------------------------------------
                                                      (Dollars in Thousands)

 Fixed Maturities                                     $ 201           $ 126
 Investment expenses                                     (2)             (4)
 Net investment income                                $ 199           $ 122
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the three months ended March 31, 1995, no debt securities were sold.

During the three months ended March 31, 1994, debt securities available for sale with a fair value of $6,776,000 at the date of sale were sold. Gross gains of $0 and gross losses of $116,000 were realized on those sales.

The Company has not entered into any agreements to purchase or sell securities as of March 31, 1995.

4.  Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of March 31, 1995, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $150,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsurance business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to is policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers.

A summary of the reinsured premiums are as follows:

                                                              Ceded to         Assumed
                                                 Gross         Other          From Other        Net
                                                 Amount       Companies       Companies       Amount
-----------------------------------------------------------------------------------------------------
                                                                (Dollars in Thousands)

As of March 31, 1995 Life insurance in
 Force                                             0           922,058         922,155         97
-----------------------------------------------------------------------------------------------------

Premiums:
  Life insurance                                   0             1,938           1,938          0
  Accident & Health Ins.                           0                 0               0          0

Total premiums                                     0             1,938           1,938          0
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                              Ceded to         Assumed
                                                 Gross         Other          From Other        Net
                                                 Amount       Companies       Companies       Amount
-----------------------------------------------------------------------------------------------------
                                                                (Dollars in Thousands)

As of March 31, 1994 Life insurance in
 Force                                             0         1,017,862       1,017,862          0
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Premiums:
  Life insurance                                   0             1,757           1,757          0
  Accident & Health Ins.                           0                 0               0          0

Total premiums                                     0             1,757           1,757          0
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

At March 31, 1995, $8,593,000 of the Company's prepaid reinsurance premiums were retroceded to one reinsurer. The amount represents 96% of the total prepaid reinsurance premiums.

5. Income Taxes

Effective January 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by FASB Statement No. 109, "Accounting for Income Taxes" (see Note 1).

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of March 31, 1995 and 1994 are as follows:

                                                        1995            1994
-----------------------------------------------------------------------------------------------------
                                                        Dollars in Thousands

Deferred tax assets:
  Tax-basis deferred acquisition cost                        $   708   $ 602
  Net operating loss carryforward                                365       -
  Other                                                       (1,070)    (19)
--------------------------------------------------------------------------------
 Total deferred tax assets                                         3     583
 Valuation allowance for deferred tax assets                       0    (438)

 Net deferred tax assets                                     $     3   $ 145
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset for tax-basis deferred acquisition costs more than likely would not be fully realized. In 1995, change in judgement about the realizability of the deferred tax asset has occurred and the valuation allowance has been removed.

For financial reporting purposes, federal income tax benefit consists of the following:

                                                  1995        1994
--------------------------------------------------------------------------------
                                                Dollars in Thousands
Current                                           $(733)      $( 21)
Deferred                                            750          15
Current year change in valuation allowance         (438)          0

Federal income tax (benefit) expense              $(421)      $ ( 6)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Company's effective income tax rate does not significantly vary from the statutory federal income tax rate.

As of December 31, 1994, the Company had a net operating loss ("NOL") carry forward for tax purposes of $3,582,000. In January 1995, an application for refund was filed to carry back $2,215,000 of the NOL against 1990, 1991 and 1992 taxable income. The remaining $1,367,000 NOL is available to offset future taxable income, until it expires in the year 2008.

The Company had net no income tax payments during the three months ended March 31, 1995 and 1994, and received a refund of $794,700 for current income tax due and settlements of prior year returns.

6. Statutory Accounting Practices

Stockholder's equity, determined in accordance with statutory accounting practices (SAP), was $12,010,000 and $11,350,000 at March 31, 1995 and 1994. Net
income, determined in accordance with SAP, was $818,000 and $110,000 for the three months ended March 31, 1995 and 1994.

The Company is required to maintain a minimum statutory capital and surplus in its state of domicile of $1,550,000. The Company exceeded its minimum statutory capital and surplus requirements at March 31, 1995. Additionally, the amount of dividends which can be paid by the Company to its stockholder is subject to prior approval by the New York state insurance department based on its review of the Company's financial condition.

7. Risk Based Capital

At December 31, 1994, the Company had regulatory total adjusted capital of $11,214,000 and authorized control level risk-based capital of $66,000.

8. Commitments and Contingent Liabilities

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims for consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's financial position or interfere with its operations.

9. Financing Arrangements

The Company is the beneficiary of two separate renewable letters of credit for $12,077,000 and $250,000 respectively. The letters of credit were established in accordance with the terms of certain reinsurance agreements. These letters of credit expire on December 31, 1995. The letters of credit were unused during the three months ended March 31, 1995 and 1994.

                              Financial Statements
                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                (formerly the Urbaine Life Reinsurance Company)

                     Years ended December 31, 1994 and 1993
                      with Report of Independent Auditors

                  First ING Life Insurance Company of New York
                              Financial Statements


                     Years ended December 31, 1994 and 1993


C O N T E N T S
                                      Page
Report of Independent Auditors         24
Audited Financial Statements
 Balance Sheets                        25
 Statements of Operations              27
 Statements of Stockholder's Equity    28
 Statements of Cash Flows              29
 Notes to Financial Statements         30


                         Report of Independent Auditors


Board of Directors and Stockholder

First ING Life Insurance Company of New York


We have audited the accompanying balance sheets of First ING Life Insurance Company of New York (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First ING Life Insurance Company of New York at December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 6 to the financial statements, the Company made certain accounting changes in 1994 and 1993.



April 5, 1995

                  First ING Life Insurance Company of New York

                                 Balance Sheets

                                               December 31
                                             1994        1993
--------------------------------------------------------------------------------
                                          (Dollars in Thousands)
Assets
Fixed maturity investments (Note 4)          $ 8,741     $11,416
Cash                                           2,762         186
Accrued investment income                         95         198
Reinsurance recoverable (Note 5):
  Paid benefits                                   80         157
  Unpaid benefits and IBNR                     1,912       1,519
Prepaid reinsurance premiums (Note 5)          9,025       9,072
Deferred federal income taxes (Note 6)           421         153
Federal income taxes recoverable                  61           -
Other assets                                       -          12

Total assets                                 $23,097     $22,713
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

                  First ING Life Insurance Company of New York

                                                         December 31
                                                      1994      1993
--------------------------------------------------------------------------------
                                                  (Dollars in Thousands)
Liabilities and stockholder's equity
Liabilities:
  Future policy benefits (Note 5):
    Life and annuity reserves                       $ 9,105     $ 9,072
    Unpaid claims                                     1,912       1,522
--------------------------------------------------------------------------------
  Total future policy benefits                       11,017      10,594

  Accounts payable and accrued expenses                 118         180
  Indebtedness to related parties                       298          42
  Amounts due to reinsurers (Note 5)                    757         303
  Federal income taxes payable (Note 6)                   -          44
--------------------------------------------------------------------------------
Total liabilities                                    12,190      11,163

Commitments and contingent liabilities
  (Notes 5 and 9)

Stockholder's equity (Notes 7 and 8):
  Common stock, $110 par value:
    Authorized - 10,000 shares
    Issued and outstanding - 10,000 shares            1,100       1,100
  Additional paid-in capital                         14,330      14,330
  Net unrealized depreciation on investments           (491)          -
  Retained earnings deficit                          (4,032)     (3,880)

Total stockholder's equity                           10,907      11,550

Total liabilities and stockholder's equity          $23,097     $22,713
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

                  First ING Life Insurance Company of New York

                            Statements of Operations

                                                        Year ended December 31
                                                            1994         1993
--------------------------------------------------------------------------------
                                                        (Dollars in Thousands)
Revenues:
  Reinsurance assumed premiums                               $ 7,696    $ 7,497
  Reinsurance ceded premiums                                  (7,616)    (6,159)
--------------------------------------------------------------------------------
                                                                  80      1,338

  Net investment income                                          567        294
  Net realized losses on investments                            (412)       (48)
--------------------------------------------------------------------------------
Total revenues                                                   235      1,584

Benefits and expenses:
  Insurance claims and benefits incurred:
    Death benefits                                             7,917      6,657
    Other benefits                                               163         72
    Increase in policy reserves and other funds                   80         87
    Reinsurance recoveries                                    (8,080)    (5,146)
--------------------------------------------------------------------------------
                                                                  80      1,670

  Commissions                                                   (402)      (327)
  Insurance operating expenses                                   753        634
  Miscellaneous expense                                            2         11

Total benefits and expenses                                      433      1,988
--------------------------------------------------------------------------------

Loss before federal income taxes                                (198)      (404)
Federal income tax (benefit) expense (Note 6)                    (46)        82
--------------------------------------------------------------------------------

Net loss before cumulative effect of accounting change
Cumulative effect of accounting change for
 income taxes (Note 6)                                             -        (40)

Net loss                                                     $  (152)   $  (526)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

First ING Life Insurance Company of New York
Statements of Stockholder's Equity


                                                   Year ended December 31
                                                     1994         1993
--------------------------------------------------------------------------------
                                                   (Dollars in Thousands)
Common stock:
   Balance at beginning and end of year              $ 1,100    $ 1,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional paid-in capital:
   Balance at beginning of year                      $14,330    $12,330
   Capital contribution                                    -      2,000

   Balance at end of year                            $14,330    $14,330
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Net unrealized (depreciation) appreciation of
 investments:
   Balance at beginning of year                      $     -    $     -
   Adjustment to beginning balance for change
    in accounting method used for investments,
    net of $10 tax benefit (Note 1)                       18          -
   Net change in unrealized depreciation of
    investments                                         (509)
   Balance at end of year                            $  (491)   $     -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Retained earnings (deficit):
   Balance at beginning of year                      $(3,880)   $(3,354)
   Net loss                                             (152)      (526)

   Balance at end of year                            $(4,032)   $(3,880)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total stockholder's equity                           $10,907    $11,550
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


See accompanying notes.

                  First ING Life Insurance Company of New York
                            Statements of Cash Flows

                                                        Year ended December 31
                                                            1994       1993
--------------------------------------------------------------------------------
                                                        (Dollars in Thousands)
Operating activities
Net loss                                                  $  (152)    $   (526)
Adjustments to reconcile net loss to net cash
   provided (used) by operating activities:
   Increase (decrease) in future policy benefits              423       (2,568)
   Net (decrease) increase in federal income taxes           (107)         226
   Increase in accounts payable, accrued expenses,
      and amounts due to reinsurers                           392           48
   Decrease (increase) in accrued investment income           103         (150)
   Decrease in reinsurance recoverable                       (316)        (985)
   Decrease (increase) in prepaid reinsurance
   premiums                                                    47       (5,193)
   Realized loss on sale of investments                       412           43
   Other, net                                                  97         (140)
--------------------------------------------------------------------------------
Net cash provided (used) by operating activities              899       (9,245)

Investing activities
Sale of fixed maturity investments, available for
   sale                                                     9,698            -
Purchase of fixed maturity investments, available
   for sale                                                (8,277)           -
Sale, maturity or repayment of fixed maturity
   investments                                                  -       69,562
Purchase of fixed maturity investments                          -      (62,858)
--------------------------------------------------------------------------------
Net cash provided by investing activities                   1,421        6,704

Financing activities
Decrease in indebtedness to related parties                   256           42
Capital contribution                                            -        2,000
Net cash provided by financing activities                     256        2,042
--------------------------------------------------------------------------------

Net increase (decrease) in cash                             2,576         (499)
Cash at beginning of year                                     186          685
Cash at end of year                                       $ 2,762     $    186
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

First ING Life Insurance Company of New York

Notes to Financial Statements



1.  Organization and Accounting Policies

Basis of Presentation

The significant accounting policies followed by First ING Life Insurance Company of New York (the Company, formerly known as The Urbaine Life Reinsurance Company), a wholly-owned subsidiary of Security Life of Denver Insurance Company, that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

New Financial Accounting Standards

In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. In accordance with the statement, prior period financial statements have not been restated to reflect the change in accounting principle. The cumulative effect as of January 1, 1994 of adopting Statement 115 had no impact on income. The opening balance of stockholder's equity was increased by $18,000 (net of $10,000 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost.

In 1993 the Company adopted FASB Statement No. 109, Accounting for Income Taxes (see Note 6).

In 1993 the Company adopted FASB Statement No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts. This statement eliminates the practice of reporting amounts for reinsured contracts net of the effects of reinsurance. The statement requires that reinsurance receivables and prepaid reinsurance premiums be reported as assets. The statement establishes conditions required for a contract with a reinsurer to qualify for reinsurance accounting. Contracts that do not result in the possibility that the reinsurer may realize significant gain or loss from the insurance risk assumed would be accounted for as deposits.

Investments

In 1994, the carrying value of fixed maturities depends on the classification of the security: securities held to maturity, securities available for sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost.

Debt securities not classified as held-to-maturity or trading are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized appreciation or depreciation, net of tax, reported in a separate component of stockholder's equity.

The Company does not hold trading securities or securities held to maturity.

The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest is included in net investments income as earned.

In 1993, all investments in fixed maturities are presented at amortized cost.

Realized gains and losses, and declines in value judged to be other-than-temporary are recognized in net income. The cost of securities sold is based on the specific identification method.

Recognition of Revenue

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due.

Future Policy Benefits and Expenses

The liabilities for life and accident and health benefits and expenses are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 3% to 6%. The liabilities calculated using this method are not materially different than liabilities calculated using generally accepted accounting principles.

Claim Liabilities

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

Federal Income Taxes

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes.

Cash Flow Information

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $0 in 1994 and $182,000 in 1993.

2. Fair Values of Financial Instruments

FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. FASB Statement No. 107 excludes life insurance liabilities that contain mortality risk and all nonfinancial instruments from its disclosure requirements.

Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

     Fixed Maturities:  The fair values for fixed maturities are based on
     -----------------
     quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of collateralized mortgage obligations, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The carrying amount and estimated market value of fixed maturities as of December 31, 1994 were $8,741,000. The carrying amount and estimated market value of fixed maturities as of December 31, 1993 were $11,416,000 and $11,384,000, respectively.

     Cash:  The carrying amount reported in the balance sheet for this financial
     -----
     instrument approximates its fair value.

     Letters of Credit: The Company is the beneficiary of separate renewable
     ------------------
     letters of credit for $12,077,000 and $250,000, respectively. These letters of credit have a market value to the Company of $0 (see Note 10).

     The fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

     The carrying values of all other assets and liabilities approximate their fair values.

3. Acquisition

Effective March 31, 1993, 100% of the stock of the Company was acquired by Security Life of Denver Insurance Company for a total cash consideration of $9,563,000 (including $354,000 of fees and miscellaneous expenses). The acquisition was accounted for using the purchase method of accounting. The fair market value of assets acquired totaled $19,108,000 (primarily investment securities), and liabilities assumed totaled $9,899,000. The purchase price equals the fair market value of net assets acquired; thus, no goodwill was generated from this transaction.

4. Investments

The amortized cost and estimated market value of investments in fixed maturities are as follows at December 31, 1994 and 1993:

                                               Gross       Gross    Estimated
                                  Amortized  Unrealized  Unrealized  Market   Carrying
                                    Cost       Gains       Losses     Value    Value
---------------------------------------------------------------------------------------
                                             (Dollars in Thousands)
1994 Available for Sale:
  U.S. Treasury securities and
     obligations of U.S.
     government corporations
     and agencies                    $2,865     $ 12      $ 75      $2,802      $2,802
  Corporate securities                3,335        -       330       3,005       3,005
  Mortgage-backed securities          3,298        -       364       2,934       2,934
                                     $9,498     $ 12      $769      $8,741      $8,741
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------


  Gross                               Gross     Estimated
Amortized                        Unrealized    Unrealized  Market  Carrying
Cost                                  Gains        Losses   Value  Value
                                                  (Dollars in Thousands)
1993 Actively Managed:
   U.S. Treasury securities and
      obligations of U.S.
      government corporations
      and agencies                 $8,049         $19         $58  $ 8,010   $ 8,049
   Corporate securities             3,367           7           -    3,374     3,367
                                  $11,416         $26         $58  $11,384   $11,416
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

The amortized cost and estimated market value of investments in fixed maturities at December 31, 1994, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Estimated
                                          Amortized  Market
                                            Cost      Value
--------------------------------------------------------------------------------
                                        (Dollars in Thousands)
Available for Sale:
   Due in one year or less                   $  862  $  875
   Due after one year through five years      3,167   2,984
   Due after five years through ten years     2,171   1,948
   Mortgage-backed securities                 3,298   2,934
                                             $9,498  $8,741
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At December 31, 1994, the Company held no less-than-investment-grade bonds in its portfolio.

Changes in unrealized gains (losses) on investments in fixed maturities for the years ended December 31 are summarized as follows:

                                                           1994         1993
--------------------------------------------------------------------------------
                                                        (Dollars in Thousands)

Gross unrealized gains                                       $  12       $  26
Gross unrealized losses                                       (769)        (58)
--------------------------------------------------------------------------------
Net unrealized gains                                          (757)        (32)
Deferred income tax benefit                                    266          11
--------------------------------------------------------------------------------
Net unrealized losses after taxes                             (491)        (21)
Balance at beginning of year                                     -         (57)
Adjustment for change in accounting method                     (18)          -
--------------------------------------------------------------------------------
Change in net unrealized gains (losses)
on fixed maturities                                          $(509)      $ (78)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Major categories of investment income for the years
 ended December 31, 1994 and 1993 are summarized as
 follows:
                                                            1994         1993
--------------------------------------------------------------------------------
                                                          (Dollars in Thousands)

Fixed maturities.....................................        $ 578       $ 484
Other investments....................................            -          11
--------------------------------------------------------------------------------
                                                               578         495
Investment expenses..................................          (11)       (201)
Net investment income................................        $ 567       $ 294
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Included as a component of investment expenses is interest expense of $0 in 1994 and $182,000 in 1993.

At December 31, 1994 and 1993, net realized losses on investments of $412,000 and $48,000, respectively, were recognized on the sale of fixed maturities.

Gross gains of $0 and gross losses of $412,000 were realized on those sales of debt securities available-for-sale during 1994. Gross gains of $0 and gross losses of $48,000 were realized on sales of investments in fixed maturities during 1993.

As part of its overall investment management strategy, the Company had not entered into any agreements to purchase or sell securities as of December 31, 1994 and 1993.

5. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1994, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $150,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers.

A summary of the reinsured premiums is as follows:

                                       Ceded to    Assumed                  Percentage
                             Gross       Other     From Other     Net        of Amount
                             Amount    Companies    Companies    Amount   Assumed to Net
----------------------------------------------------------------------------------------
                                               (Dollars in Thousands)

As of December 31, 1994:

Life insurance in force     $  -      $  942,722   $  942,819    $   97      9720%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Premiums:
Life insurance              $  -      $    7,618   $    7,698    $   80      9623%
 Accident & Health Ins         -              (2)          (2)        -       N/A
Total premiums              $  -      $    7,616   $    7,696    $   80      9620%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

As of December 31,1993:

Life insurance in force     $  -      $1,130,621   $1,130,621     $   -       N/A
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Premiums:
Life insurance              $  -      $    6,130   $    7,500    $1,370       548%
Accident & Health Ins          -              29           (3)      (32)       10%
Total premiums              $  -      $    6,159   $    7,497    $1,338       561%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

At December 31, 1994, $8,700,000 of the Company's prepaid reinsurance premiums were retroceded to one reinsurer. The amount represents 97% of the total prepaid reinsurance premiums.

6. Income Taxes and Policyholders' Surplus Account

Effective January 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by FASB Statement No. 109, Accounting for Income Taxes (see Note 1, "Accounting Policies"). The cumulative effect of adopting FASB Statement No. 109 as of January 1, 1993 was to decrease net income by $40,000.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1994 and 1993 are as follows:

                                                  1994         1993
--------------------------------------------------------------------------------
                                                (Dollars in Thousands)
Deferred tax assets:
Tax-basis deferred acquisition costs                $ 683        $ 576
Net operating loss carry forward                      422            -
 Other                                               (246)          15
--------------------------------------------------------------------------------
Total deferred tax assets                             859          591

Valuation allowance for deferred tax assets          (438)        (438)
Net deferred tax assets                             $ 421        $ 153
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A valuation allowance has been established by the Company to account for the fact that the full benefit of the deferred tax asset for tax-basis deferred acquisition costs more than likely will not be fully realized.

The Policyholders' Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1994, the balance in this account for tax return purposes was approximately $188,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholders' Surplus Account exceed certain limits, or if distributions to the shareholder exceed amounts in the Shareholders' Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholders' Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid is $65,800. The Company does not anticipate any such action or foresee any events which would result in such tax. FASB Statement No. 109 provides that a deferred tax liability associated with the Policyholders' Surplus Account must be provided only for any future increases in the Account in fiscal years beginning after December 15, 1992. As no further accumulations can be made to the Account, and the Company does not anticipate any events which would result in amounts in the Policyholders' Surplus Account becoming taxed, a related deferred tax liability has not been established.

For financial reporting purposes, federal income tax (benefit) expense consists of the following:

                                                 1994         1993
--------------------------------------------------------------------------------
                                               (Dollars in Thousands)

Current                                            $ (44)       $  43
Deferred                                              (2)        (184)
Current year change in valuation allowance             -          223
Federal income tax (benefit) expense               $ (46)       $  82
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In 1994, the Company's effective income tax rate does not significantly vary from the statutory federal income tax rate. In 1993, the Company's effective income tax rate varies from the statutory federal income tax rate due to the establishment of a valuation allowance against the deferred tax asset.

As of December 31, 1994, the Company had a net operating loss (NOL) carry forward for tax purposes of $3,582,000. In January 1995, an application for refund was filed to carry back $2,215,000 of the NOL against 1990, 1991 and 1992 taxable income. The remaining $1,367,000 NOL is available to offset future taxable income until it expires in the year 2008.

The Company had net income tax payments of $61,000 and $303,000 during 1994 and 1993, respectively, for current income tax payments and settlements of prior year returns.

7. Statutory Accounting Practices

Stockholder's equity, determined in accordance with statutory accounting practices (SAP), was $11,197,000 and $11,323,000 at December 31, 1994 and 1993,
respectively. Net income (loss), determined in accordance with SAP, was $126,000 and ($617,000) for the years ended December 31, 1994 and 1993, respectively.

The Company is required to maintain a minimum statutory capital and surplus in its state of domicile of $1,550,000. The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1994. Additionally, the amount of dividends which can be paid by the Company to its stockholder is subject to prior approval by the Insurance Department of the State of New York based on its review of the Company's financial condition.

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by its state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory-basis financial statements.

Effective in 1994, the Company is required to identify those significant accounting practices that are permitted and obtain written approval of the practice from the Insurance Department of the State of New York. As of December 31, 1994, the Company had no such significant permitted accounting practices.

8. Regulatory Risk-Based Capital

The NAIC has developed a risk-based capital program that would replace minimum capital and surplus requirements with dynamic surplus requirements based on formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.

Regulatory compliance is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level risk-based capital, both as defined in the NAIC Life Risk-Based Capital Report Instructions dated November 15, 1993. Enterprises below specific trigger points or ratios are classified within certain levels and may be subjected to corrective action. The levels and ratios are as follows:


            Level                   Ratio of Total Adjusted Capital to
                                Authorized Control Level Risk-Based Capital
                                              (less than or equal to)
--------------------------------------------------------------------------------
     Company Action Level         2 or 2.5 with negative trends, as defined

     Regulatory Action Level      1.5 or unsatisfactory comprehensive plan

     Authorized Control Level     1

     Mandatory Control Level      0.7

The NAIC established a number of corrective actions for each risk-based capital level. Enterprises that are in the "company action level" are required to submit a detailed comprehensive financial plan to the state insurance department. In the "regulatory action level," in addition to submitting the comprehensive financial plan, an enterprise may be subjected to a detailed regulatory investigation. The state insurance department is permitted but not required to place the life insurance enterprise under regulatory control when it falls to the "authorized control level"; regulatory control is required at the "mandatory control level."

At December 31, 1994, the Company had regulatory total adjusted capital of $11,214,000 and authorized control level risk-based capital of $66,000.

9. Commitments and Contingent Liabilities

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims for consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's financial position or interfere with its operations.

10. Financing Arrangements

The Company is the beneficiary of two separate renewable letters of credit for $12,077,000 and $250,000. These letters of credit were established in accordance with the terms of certain reinsurance agreements. These letters of credit expired on December 31, 1994 and were renewed in 1995. The letters of credit were unused during 1994 and 1993.

11. Related Party Transactions

Beginning in 1993, the Company obtained administrative, investment and other operating services from its parent. Amounts expensed for these services were $362,000 and $66,000 during 1994 and 1993, respectively.

In 1994, the Company entered into a reinsurance contract with its parent to assume the reserves on a block of whole life insurance policies. The initial premium to be received and reserves assumed were $80,000. The net reinsurance receivable at December 31, 1994 was $80,000.

                     Financial Statements--Statutory Basis
                      THE URBAINE LIFE REINSURANCE COMPANY

                     Years ended December 31, 1993 and 1992
                      with Report of Independent Auditors

                      The Urbaine Life Reinsurance Company
                     Financial Statements--Statutory Basis


                     Years ended December 31, 1993 and 1992


CONTENTS
                                                                 Page
Report of Independent Auditors                                    42
Audited Financial Statements--Statutory Basis
 Balance Sheets--Statutory Basis                                  43
 Statements of Operations--Statutory Basis                        45
 Statements of Changes in Capital and Surplus--Statutory Basis    46
 Statements of Cash Flows--Statutory Basis                        47
 Notes to Statutory-Basis Financial Statements                    48


                         Report of Independent Auditors


Board of Directors and Stockholder

The Urbaine Life Reinsurance Company


We have audited the accompanying statutory-basis balance sheet of The Urbaine Life Reinsurance Company (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1993, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of The Urbaine Life Reinsurance Company for the year ended December 31, 1992, were audited by other auditors whose report dated March 1, 1993, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Urbaine Life Reinsurance Company at December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

This report is intended solely for the use of the Company and for filing with state insurance regulatory authorities and should not be used for any other purpose.

February 28, 1994

The Urbaine Life Reinsurance Company
Balance Sheets--Statutory Basis

                                           December 31
                                        1993         1992
--------------------------------------------------------------------------------
                                       (Dollars in Thousands)
Admitted assets
Cash and investments (Note 3):
   Bonds                                $10,158      $   967
   Short-term investments                 1,198       16,869
   Cash                                     186          685
--------------------------------------------------------------------------------
Total cash and investments               11,542       18,521

Accrued investment income                   198           48
Reinsurance balances receivable             156            -
Other admitted assets                         -          508
Modified coinsurance reserve adjustment       -          387

Total admitted assets                   $11,896      $19,464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

The Urbaine Life Reinsurance Company
Balance Sheets--Statutory Basis (continued)

                                                     December 31
                                                  1993      1992
--------------------------------------------------------------------------------
                                                (Dollars in Thousands)
Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
    Life reserves (Note 4)                        $     -   $ 4,933
    Policyholders' funds                              138       197
    Unpaid claims                                       4       572
--------------------------------------------------------------------------------
 Total policy and contract liabilities                142     5,702

 Accounts payable and accrued expenses                 71       297
 Reinsurance balances                                   -     3,270
 Indebtedness to related parties                       42         -
 Federal income taxes payable                          43       100
 Asset valuation reserve (Note 2)                       1         2
 Interest maintenance reserve (Note 2)                  -        15
 Other liabilities                                    274       147
--------------------------------------------------------------------------------
Total liabilities                                     573     9,533

Commitments and contingent liabilities (Note 7)

Capital and surplus (Note 6):
  Common stock, $110 par value:
    Authorized - 10,000 shares
    Issued and outstanding - 10,000 shares          1,100     1,100
  Additional paid-in capital                       14,330    12,330
  Unassigned surplus                               (4,107)   (3,499)

Total capital and surplus                          11,323     9,931

Total liabilities and capital and surplus         $11,896   $19,464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

                      The Urbaine Life Reinsurance Company
                   Statements of Operations--Statutory Basis

                                                        Year ended December 31
                                                              1993      1992
--------------------------------------------------------------------------------
                                                        (Dollars in Thousands)
Revenues:
  Life premiums (Note 4)                                      $1,339    $5,973
  Net investment income (Note 3)                                 317       484
  Amortization of interest maintenance reserve                    12        27
  Commission and expense allowance on
   reinsurance ceded                                           1,164        (1)
  Miscellaneous income                                           (10)        -
--------------------------------------------------------------------------------
Total premiums and other revenues                              2,822     6,483

Benefits paid or provided:
  Death benefits                                               1,603     3,452
  Surrender benefits                                               7       283
  Accident and health benefits                                   (26)       76
  Increase in life reserves                                      112        57
--------------------------------------------------------------------------------
Total benefits paid or provided                                1,696     3,868

Insurance expenses:
  Commissions                                                    837     1,468
  General expenses (Note 8)                                      479       552
  Insurance taxes                                                129       182

Total insurance expenses                                       1,445     2,202
--------------------------------------------------------------------------------

Gain (loss) from operations before income taxes
 and net realized capital gains (losses)                        (319)      413
Federal income taxes (Note 5)                                    291       128
--------------------------------------------------------------------------------
Gain (loss) from operations before net realized
 capital gains (losses)                                         (610)      285

Net realized capital gains (losses), net of
 income taxes (1993--($15); 1992--$-0-) and
 excluding net transfers to interest maintenance reserves
 (1993--($21); 1992--$42) (Notes 3 and 5)                         (7)       42

Net income (loss)                                             $ (617)   $  327
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

The Urbaine Life Reinsurance Company
Statements of Changes in Capital and Surplus--Statutory Basis



                                            Year ended December 31
                                               1993         1992
--------------------------------------------------------------------------------
                                            (Dollars in Thousands)

Capital and surplus at beginning of year       $ 9,931      $9,588
  Net income (loss)                               (617)        327
  Decrease in nonadmitted assets                     8          16
  Decrease in asset valuation reserve                1           -
  Capital contribution                           2,000           -

Capital and surplus at end of year             $11,323      $9,931
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes.

The Urbaine Life Reinsurance Company
Statements of Cash Flows--Statutory Basis


                                                        Year ended December 31
                                                          1993         1992
--------------------------------------------------------------------------------
                                                        (Dollars in Thousands)
Operating activities
Premiums, policy proceeds, and other considerations
 received                                                $  1,784      $ 5,772
Net investment income received                                365          709
Commission and expense allowances on reinsurance
 ceded                                                      1,157           35
Benefits paid                                              (2,153)      (4,358)
Insurance expenses paid                                    (1,908)      (2,729)
Federal income taxes paid                                    (303)          (7)
Other, net                                                 (7,847)           -
--------------------------------------------------------------------------------
Net cash used in operating activities                      (8,905)        (578)

Investing activities
Sale, maturity, or repayment of investments                 2,760        2,580
Purchase of investments                                   (12,025)           -
--------------------------------------------------------------------------------

Net cash (used in) provided by investing activities        (9,265)       2,580

Financing activities
Contribution to additional paid-in capital                  2,000            -
Net cash provided by financing activities                   2,000            -
--------------------------------------------------------------------------------

Net (decrease) increase in cash and short-term
 investments                                              (16,170)       2,002
Cash and short-term investments at beginning of year       17,554       15,552
Cash and short-term investments at end of year           $  1,384      $17,554
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


See accompanying notes.

                      The Urbaine Life Reinsurance Company
                 Notes to Statutory-Basis Financial Statements


1.  Accounting Policies

Organization

The Urbaine Life Reinsurance Company (the "Company") is domiciled in New York. The Company was formerly a wholly-owned subsidiary of L'Union des Assurance de Paris (L'UAP). Effective March 31, 1993, the Company was sold to Security Life of Denver Insurance Company ("Security Life") for a total cash consideration of $9,563,001. During 1993, Security Life made a capital contribution to the Company in the amount of $2,000,000. Security Life is ultimately owned by Internationale-Nederlanden Groep N.V. of the Netherlands. The Company's principal business is to assume life, credit life, and credit accident and health reinsurance ceded by other companies.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted ("statutory accounting practices") by the Insurance Department of the State of New York. Such practices vary from generally accepted accounting principles ("GAAP"); the more significant variances from GAAP are as follows:

     Investments

     Realized gains and losses on investments are reported in income net of tax rather than on a pre-tax basis.

     Benefit Reserves

     Life policy and contract reserves under GAAP and statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest.

     Premiums

Under statutory accounting practices, premiums are recognized as revenue when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenue for universal life insurance policies and for investment products consists of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

     Valuation Allowances

     The Asset Valuation Reserve is determined by National Association of Insurance Commissioners ("NAIC") prescribed formulas and reported as a liability rather than as a valuation allowance or appropriation of surplus. Beginning in 1992, under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the "interest maintenance reserve" in the accompanying balance sheets.

     Nonadmitted Assets

     Certain assets designated as "nonadmitted," principally prepaid expenses and deposits and furniture and equipment, are excluded from the balance sheet and are charged directly to unassigned surplus.

     Income Taxes

     Deferred income taxes are not provided for differences between financial reporting and taxable income.

Stockholder's equity, determined in accordance with GAAP, was $11,474,000 and $9,987,000 at December 31, 1993 and 1992, respectively. Net income, determined in accordance with GAAP, was $267,000 and $301,000 for the years ended December 31, 1993 and 1992, respectively.

Other significant accounting practices are as follows:

Investments

Bonds and short-term investments are stated at values prescribed by the NAIC, as follows:

  Bonds are reported at cost, adjusted for amortization of premium or discount. Discount or premium on bonds is amortized using the interest method.

  Short-term investments are reported at cost, which approximates market value. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Realized investment gains and losses are determined using the specific identification basis.

Fair Value of Financial Instruments

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

  Bonds: The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services.

  Cash and short-term investments: The carrying amounts reported in the balance sheet for these financial instruments approximate their fair values.

The carrying value of other assets, including accrued investment income, reinsurance balances receivable and other admitted assets and the carrying value of policy and contract liabilities, approximate their fair value.

Aggregate Reserve for Life Policies and Contracts

Life and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 3% to 6%.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium revenue. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Nonadmitted Assets
Nonadmitted assets are summarized as follows:
     December 31
                                                 1993  1992
--------------------------------------------------------------------------------
                                           (Dollars in Thousands)

Interest maintenance reserve                     $  17  $ -
Rent deposit                                        13   13
Furniture and equipment                              -   10
Other                                                -   15
                                                 $  30  $38
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Benefits Expenses


Benefits expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. Such estimates are based on actual projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

Reclassifications

Certain amounts in the 1992 financial statements have been reclassified to conform to the 1993 presentation.

2. Asset Valuation Reserve and Interest Maintenance Reserve

As prescribed by the NAIC, the Asset Valuation Reserve ("AVR") is computed in accordance with prescribed formulas and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus.

As also prescribed by the NAIC, the Company reported an Interest Maintenance Reserve ("IMR") that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds. Such gains or losses are initially deferred and then amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

3. Investments

The amortized cost and estimated market value of investments in bonds are as follows:

                                                   Gross       Gross
                                      Amortized  Unrealized  Unrealized   Fair
                                        Cost       Gains       Losses     Value
--------------------------------------------------------------------------------
                                               (Dollars in Thousands)
At December 31, 1993:
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies            $ 6,791    $21         $ -         $ 6,812
Corporate securities                    3,367      7           -           3,374

                                      $10,158    $28         $ -         $10,186
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At December 31, 1992:
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies            $   857    $88         $ -         $   945
Corporate securities                      110                  -             110

                                        $   967         $88  $ -         $ 1,055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At December 31, 1993, the Company held no less-than-investment grade corporate bonds.

The amortized cost and fair value of investments in bonds at December 31, 1993, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                    Amortized   Fair
                                      Cost      Value
--------------------------------------------------------------------------------
                                 (Dollars in Thousands)
Maturity:
  In 1999-2003                      $ 2,028     $ 2,033
  After 2003                          8,130       8,153

                                    $10,158     $10,186
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At December 31, 1993, investments in certificates of deposit and bonds, with an admitted asset value of $967,000, were on deposit with state insurance departments to satisfy regulatory requirements.

Proceeds from sales of investments in bonds were $2,760,000 and $2,580,000 in 1993 and 1992, respectively. Gross gains of $-0- and $84 and gross losses of $43 and $-0- were realized on those sales. Net capital gains (losses) before tax and IMR transfers were ($43) and $84 in 1993 and 1992, respectively.

Major categories of investment income are summarized as follows:

                           Year ended December 31
                           1993              1992
--------------------------------------------------------------------------------
                           (Dollars in Thousands)

Bonds                      $ 192             $  95
Short-term investments       315               512
Other                         11                21
--------------------------------------------------------------------------------
                             518               628
Investment expenses         (201)             (144)

Net investment income      $ 317             $ 484
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


4. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Policy liabilities and accruals, including incurred but not reported claims, are reported in the accompanying financial statements net of reinsurance ceded. The Company remains contingently liable in the event that the reinsuring companies do not meet their obligations under these reinsurance contracts.

The aggregate reserves for life and accident and health policies and contracts were reduced by $8,988,000 and $3,730,000 at December 31, 1993 and 1992,
respectively, for estimated recoveries under reinsurance treaties. Premiums ceded under these agreements were $6,158,000 and $3,352,000 for 1993 and 1992, respectively. Reinsurance ceded has reduced benefits paid or provided by $5,088,000 and $3,439,000 in 1993 and 1992, respectively.

5. Federal Income Taxes

Federal income tax expense (benefit) consists of the following:

                               1993          1992
--------------------------------------------------------------------------------
                              (Dollars in Thousands)
Current:
Operations                     $ 291         $ 128
Capital gains                    (15)            -
Federal income tax expense     $ 276         $ 128
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Income before income taxes differs from taxable income principally due to policy acquisition costs, and differences in policy and contract liabilities and due and deferred premiums for tax and financial reporting purposes.

The Company paid $303,000 and $7,000 for 1993 and 1992, respectively, for current income tax payments and settlements under the tax-sharing agreement (described above).

6. Capital and Surplus

Under State of New York insurance regulations, the Company is required to maintain minimum capital of $1,000,000 and minimum surplus of 50% of capital. Additionally, the amount of dividends which can be declared or distributed by the Company to its stockholder in any 12-month period is limited to the lesser of 10% of statutory surplus or the cumulative excess of net investment income over dividends declared or distributed during the preceding 3-year period.

7. Commitments and Contingencies

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims for consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's financial position or interfere with its operations.

8. Related Party Transactions

Beginning in 1993, the Company obtained administrative, investment and other operating services from an affiliate. Amounts expensed for these services were $66,000 during 1993.

9. Recent Statutory Accounting Requirements

During 1992, the NAIC approved certain Risk-Based Capital ("RBC") requirements for life/health insurance companies. Those requirements are effective in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 1993, the Company meets the RBC requirements.

10. Financing Arrangements

The Company is the beneficiary of two separate renewable letters of credit for $10,800,000 and $350,000, respectively. These letters of credit were established in accordance with the terms of certain reinsurance agreements. These letters of credit expired on December 31, 1993. Both letters of credit were unused during 1993.

The Urbaine Life Reinsurance Company

                         Statutory Financial Statements


                               December 31, 1992


C O N T E N T S

                                                                  Page
Title Page                                                         55
Report of Independent Auditors                                     56
Audited Statutory Financial Statements
  Statutory Statement of Admitted Assets Liabilities and Surplus   57
  Statutory Statement of Operations and Surplus                    58
  Statutory Statement of Cash Flows                                59
  Notes to Statutory-Basis Financial Statements                    60


                      THE URBAINE LIFE REINSURANCE COMPANY

                         Statutory Financial Statements

                               December 31, 1992

                  (With Independent Auditors' Report thereon)

                      The Urbaine Life Reinsurance Company
        Statutory Statement of Admitted Assets, Liabilities and Surplus
                               December 31, 1992

Admitted Assets
Investments (notes 1 and 2):
  Bonds                                                            $   966,768
  Short-term investments                                            16,868,926
Cash                                                                   685,285
Interest due and accrued                                                48,511
Due and unpaid premiums                                                479,805
Modified coinsurance reserve adjustment                                386,923
Federal income taxes recoverable                                        28,388
--------------------------------------------------------------------------------

  Total admitted assets                                            $19,464,606
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Liabilities and Surplus
Policy reserves (notes 1, 3, and 5)                                  4,933,446
Policy claims (note 5)                                                 572,347
Commissions payable                                                    145,546
Federal income taxes payable                                           100,019
Net funds held under reinsurance treaties with an affiliated
 company (note 3)                                                    3,270,380
Asset valuation reserve                                                  2,200
Interest maintenance reserve                                            15,485
Other                                                                  492,828
--------------------------------------------------------------------------------

  Total liabilities                                                  9,533,251
--------------------------------------------------------------------------------
Surplus:
Capital Stock, $110 par value;
  10,000 shares authorized, issued and outstanding                   1,100,000
Paid-in and contributed surplus                                     12,329,976
Accumulated deficit                                                 (3,498,621)

  Total surplus                                                      9,931,355

  Total liabilities and surplus                                    $19,464,606
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

The Urbaine Life Reinsurance Company
Statutory Statement of Operations and Surplus
Year ended December 31, 1992


Premiums and annuity considerations (notes 3 and 5)                 $5,973,116
Investment income (net of $143,794 of expenses)                        483,820
Commission expense (notes 3 and 5)                                        (403)
Amortization of interest maintenance reserve                            26,823
--------------------------------------------------------------------------------

  Total income                                                       6,483,356
--------------------------------------------------------------------------------

Death and other benefits (notes 3 and 5)                             3,528,364
Change in policy reserves (notes 3 and 5)                               56,639
General insurance expenses and commissions                           2,871,856
Modified coinsurance reserve adjustments                              (386,923)
--------------------------------------------------------------------------------

  Total benefits and other deductions                                6,069,936
--------------------------------------------------------------------------------
  Net operating income before realized capital
   gains and Federal income taxes                                      413,420

Net realized capital gains (excluding $42,308
 transferred to the IMR)                                                42,308
--------------------------------------------------------------------------------
  Income before Federal income taxes                                   455,728

Federal income taxes                                                   128,388
--------------------------------------------------------------------------------

  Net income                                                           327,340

Other surplus additions:
  Change in non-admitted assets                                         15,789
  Surplus, beginning of year                                         9,588,226
  Surplus, end of year                                              $9,931,355
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

The Urbaine Life Reinsurance Company
Statutory Statement of Cash Flow
Year ended December 31, 1992



Premiums collected net of reinsurance                     $ 5,700,610
Allowance received on reinsurance ceded                        34,821
Death and other benefits paid                              (4,075,547)
General insurance expenses and commissions paid            (2,648,787)
Modified coinsurance settlements                              182,682
Other operating expenses paid and change in funds held       (473,946)
Net investment income received                                709,102
Federal income taxes paid                                      (7,113)
--------------------------------------------------------------------------------
   Net cash used in operations                               (578,088)


Proceeds from investments sold, matured or repaid           2,580,125
--------------------------------------------------------------------------------

   Total cash provided                                      2,002,037

   Net change in cash and short-term investment             2,002,037
   Cash and short-term investments, beginning of year      15,552,174
--------------------------------------------------------------------------------
   Cash and short-term investments, end of year           $17,554,211
--------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

The Urbaine Life Reinsurance Company

                 Notes to Statutory-Basis Financial Statements
                               December 31, 1992

1.   Summary of Significant Accounting Policies

(a)  General

     The Urbaine Life Reinsurance Company (the Company) is wholly-owned by L'Union des Assurance de Paris (L'UAP). The Company's principal business is to write life, credit life, and credit accident and health reinsurance ceded by other companies.

(b)  Basis of Presentation

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York which practices vary from generally accepted accounting principles in the following respects:

     . Costs of acquiring new business are charged to income as incurred; under generally accepted accounting principles, such costs are deferred and amortized over the premium-paying period of the related policies.

     . Certain assets designated as "non-admitted" assets are charged to surplus; under generally accepted accounting principles such assets are carried in the balance sheet with appropriate valuation allowances.

     . An asset valuation reserve has been established for the purpose of stabilizing the surplus of the Company against fluctuations in the value of security investments and is recorded through a direct charge to surplus; under generally accepted accounting principles, such a reserve is not established.

     . The interest maintenance reserve has been established for the purpose of stabilizing the surplus of the Company against fluctuations in the interest rates of securities and is recorded as a liability with the amortization recorded as a component of net investment income; under generally accepted accounting principles, such a reserve is not established.

     . Taxes are provided on the basis of current taxable income. Under generally accepted accounting principles, a provision is made for deferred Federal income taxes relating to timing differences between financial reporting and taxable income.

     . Policy reserves for life insurance are computed primarily by using net level premium methods based upon statutory mortality requirements and interest assumptions ranging from 3 percent to 6 percent. Under generally accepted accounting principles, such reserves are computed by the net level premium method based on anticipated investment yields, mortality and withdrawals.

     The effects of such variances have not been determined.

(c)  Investments

     Investments are valued in accordance with the valuation procedures of the National Association of Insurance Commissioners (NAIC). Bonds are carried at amortized cost and short-term investments are carried at cost which approximates market value. Realized gains and losses on dispositions are computed by the specific identification method and included in either the interest maintenance reserve or net income.

     Effective December 31, 1992, the NAIC replaced the Mandatory Securities Valuation Reserve (MSVR) with the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). This was done to stabilize unassigned surplus against credit and interest fluctuations, respectively. The AVR and IMR are recorded as liabilities, with the change in the AVR recorded directly to unassigned surplus, and the amortization of the IMR recorded as a component of net investment income.

2. Investments

The NAIC provides insurers with a source of uniform prices and quality ratings for their securities holdings. These prices and ratings are intended only for promoting uniformity among insurance companies and are not necessarily indicative of the price at which a security may be bought or sold.

The amortized cost and NAIC market value, which approximates actual market value, of investments in bonds at December 31, 1992 are as follows:

                                                        1992

                                      Gross      Gross        NAIC
                                    Amortized  unrealized  unrealized   market
                                      cost       losses      gains       value
--------------------------------------------------------------------------------
U.S. Treasury Securities
  and obligations of U.S.
  government corporations and
  agencies                          $856,768           -      88,232     945,000
Corporate debt securities            110,000           -           -     110,000
          Totals                    $966,768           -      88,232   l,055,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The amortized cost and NAIC market value of bonds at December 31, 1992 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                              Amortized           NAIC
                                                cost         market value
--------------------------------------------------------------------------------

  Due in one year or less                     $  100,008         105,000
  Due after one year through five years          866,760         950,000
                                              $  966,768       1,055,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Proceeds from sales of investments in bonds during 1992 were $2,580,125. Gross gains of $84,616 were realized on those sales.

At December 31, 1992, bonds carried at approximately $966,768 were deposited with state regulatory authorities as required by law.

3. Related Party Transactions

For the year ended December 31, 1992, the Company reimbursed SCOR U.S. Corporation expenses of approximately $18,417 for services provided in accordance with the terms of a service agreement. The Company also reimbursed SCOR U.S. Corporation $126,946 in accordance with a data processing agreement.

The Company and Scor Vie, an affiliate of the Company's former parent, participate in certain reinsurance agreements. Under the terms of the agreements, the Company has assumed no business and has ceded the following business:

                                           1992
--------------------------------------------------------------------------------
   Premiums and annuity considerations     $2,907,000
   Death and other benefits                 2,105,000
   Decrease in policy reserves               (157,000)
   Commission income                           46,000
                                           $  913,000
   Policy reserves                         $2,480,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The net balance due Scor Vie under these agreements was approximately $551,000 at December 31, 1992.

In accordance with the reinsurance agreement with Scor Vie, the Company also has a funds held liability due to Scor Vie of $3,270,380 as of December 31, 1992.

4. Federal Income Taxes

Under the Tax Reform Act of 1986 (the Act), the Company computes its U.S. Federal income tax provision at 34 percent of income, less certain life insurance company special deductions. In addition, the Act requires life insurance companies to recalculate policy reserves using prescribed assumptions for tax purposes.

5. Reinsurance Ceded

In the ordinary course of business, the Company reinsures certain risks with other insurance companies. Such arrangements serve to limit the Company's maximum loss. There is a contingent liability relating to such reinsurance which would become the Company's ultimate liability in the event that the reinsuring companies become unable to meet their obligations to the Company under the terms of the reinsurance agreements.

At December 31, 1992, the Company had letters of credit outstanding aggregating approximately $437,000 in favor of certain insurance companies under terms of reinsurance agreements.

Amounts deducted for reinsurance ceded to other companies, including the cessions to Scor Vie as described in note 3, were as follows:

                                           1992
--------------------------------------------------------------------------------
   Premiums and annuity considerations     $3,352,000
   Commission income (expense)                   (400)
   Death and other benefits                 2,742,000
   Decrease in policy reserves               (741,000)
   Policy reserves                          3,879,000
   Policy claims                              697,000


6. Simplified Employee Pension Plan

The Company has adopted a Simplified Employee Pension Plan for the benefit of active employees. Individuals are eligible upon attaining age 21 at the end of the calendar year. Each year the Company will make a contribution of a flat percentage of compensation to each employee's Individual Retirement Account. This percentage was 5% at December 31, 1992 and the total expense to the Company was $13,823.

                                      61